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PROSPECTUS                                                October 15, 1998
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EVERGREEN/SM/ MONEY MARKET FUNDS

                                     [LOGO OF EVERGREEN FUNDS/SM/ APPEARS HERE]
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EVERGREEN FLORIDA MUNICIPAL MONEY MARKET FUND
EVERGREEN NEW JERSEY MUNICIPAL MONEY MARKET FUND
(EACH A "FUND," TOGETHER THE "FUNDS")

CLASS A SHARES

      The Funds are designed to provide investors with current income, stability of principal and liquidity. This prospectus provides information regarding the Class A shares offered by each Fund. Each Fund is a series of an open-end management investment company. This prospectus sets forth concise information about the Funds that a prospective investor should know before investing. The address of the Funds is 200 Berkeley Street, Boston, Massachusetts 02116.

      A statement of additional information ("SAI") for the Funds, dated October 15, 1998, as supplemented from time to time, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference herein. The SAI provides information regarding certain matters discussed in this prospectus and other matters which may be of interest to investors, and may be obtained without charge by calling the Evergreen Funds at (800) 343-2898. There can be no assurance that the investment objective of any Fund will be achieved. Investors are advised to read this prospectus carefully.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OR OBLIGATION OF ANY BANK, IS NOT ENDORSED OR GUARANTEED BY ANY BANK, AND IS NOT INSURED OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE IS NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   Keep This Prospectus For Future Reference

EVERGREEN/SM/ is a Service Mark of Evergreen Asset Management Corp.



Copyright 1995, Evergreen Asset Management Corp.

                               TABLE OF CONTENTS

EXPENSE INFORMATION....................................................   3
DESCRIPTION OF THE FUNDS...............................................   4
   Investment Objectives and Policies..................................   4
   Investment Practices and
    Restrictions.......................................................   5
ORGANIZATION AND SERVICE PROVIDERS.....................................   8
   Organization........................................................   8
   Service Providers...................................................   8
   Distribution Plans and Agreements...................................   9

PURCHASE AND REDEMPTION OF SHARES......................................  10
   How to Buy Shares...................................................  10
   How to Redeem Shares................................................  11
   Exchange Privilege..................................................  12
   Shareholder Services................................................  12
   Banking Laws........................................................  13
OTHER INFORMATION......................................................  14
   Dividends, Distributions and Taxes..................................  14
   General Information.................................................  15

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                              EXPENSE INFORMATION

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     The table and examples below are designed to help you understand the various expenses that you will bear, directly or indirectly, when you invest in a Fund. Shareholder transaction expenses are fees paid directly from your account when you buy or sell shares of a Fund. There are no shareholder transaction expenses.



     Annual operating expenses reflect the normal operating expenses of a Fund, and include costs such as management, distribution and other fees. The tables below show for each Fund estimated annual operating expenses for the fiscal period ending January 31, 1999. The examples show what you would pay if you invested $1,000 over the periods indicated. The examples assume that you reinvest all of your dividends and that a Fund's average annual return will be 5%. THE EXAMPLES ARE FOR ILLUSTRATION PURPOSES ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RETURN. A FUND'S ACTUAL EXPENSES AND RETURNS WILL VARY. For a more complete description of the various costs and expenses borne by a Fund see "Organization and Service Providers."

EVERGREEN FLORIDA MUNICIPAL MONEY MARKET FUND


                  ESTIMATED ANNUAL       Example
                 OPERATING EXPENSES      -------
                 ------------------
Management Fees         0.45%
12b-1 Fees              0.30%            After 1 Year   $ 9
Other Expenses          0.16%            After 3 Years  $29
                        ----
Total                   0.91%
                        ====

EVERGREEN NEW JERSEY MUNICIPAL MONEY MARKET FUND


                  ESTIMATED ANNUAL       Example
                 OPERATING EXPENSES      -------
                 ------------------
Management Fees         0.45%
12b-1 Fees              0.30%            After 1 Year   $ 9
Other Expenses          0.15%            After 3 Years  $29
                        ----
Total                   0.90%
                        ====

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                           DESCRIPTION OF THE FUNDS

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INVESTMENT OBJECTIVES AND POLICIES

     Each Fund's investment objective is nonfundamental; as a result, each Fund may change its objective without a shareholder vote. Each Fund has also adopted certain fundamental investment policies which are mainly designed to limit a Fund's exposure to risk. The Funds' fundamental policies cannot be changed without a shareholder vote. See the SAI for more information regarding each Fund's fundamental investment policies or other related investment policies. There can be no assurance that the Funds' investment objectives will be achieved.

     In addition to the investment policies detailed below, each Fund may employ certain additional investment strategies which are discussed in "Investment Practices and Restrictions" below.

     The investment objective of EVERGREEN FLORIDA MUNICIPAL MONEY MARKET FUND is to seek to provide Florida residents an investment that is, to the extent possible, exempt from the Florida intangible personal property tax and to seek as high a level of current income exempt from regular federal income taxes, as is believed to be consistent with the preservation of capital, maintenance of liquidity and stability of principal.


     The investment objective of EVERGREEN NEW JERSEY MUNICIPAL MONEY MARKET FUND is to seek as high a level of current income exempt from regular federal income tax and, to the extent possible, from New Jersey gross income tax, as is believed to be consistent with the preservation of capital, maintenance of liquidity and stability of principal.


     Each of the Funds seeks to obtain its objective, by investing at least 80% of its net assets in high quality debt obligations issued by or on behalf of the state for which it is named or its counties, municipalities, authorities or other political subdivisions, and possessions of the U.S., and their authorities, agencies, instrumentalities and political subdivisions ("Municipal Securities") and in participation certificates in Municipal Securities purchased from banks, insurance companies or other financial institutions.


     Each Fund will invest in Municipal Securities determined to present minimal credit risk and which are, at the time of acquisition, eligible obligations under Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund normally invests its assets so that at least 80% of its annual interest income is exempt from federal income tax (other than the federal alternative minimum tax) and income tax of the state for which it is named.


     Each Fund will also comply with the diversification requirements prescribed by Rule 2a-7. However, the Funds are non-diversified and may invest a significant percentage of their assets in the obligations of a single issuer. Since each Fund invests primarily in obligations of the state for which it is named, its investments will be concentrated in one geographic area. The Funds will not invest in options, financial futures transactions or other similar "derivative" instruments except as otherwise provided herein.


     Ordinarily, up to 20% of the Fund's annual interest income may be subject to income tax for the state for which it is named or regular federal income tax. However, at all times under normal market conditions the percentage of the Funds' income and corresponding distributions which is tax-exempt will be very close to 100%. In addition, for temporary defensive purposes, the Funds may invest up to 100% of their total assets in such taxable obligations when, in the opinion of the investment advisor, it is advisable to do so because of market conditions. The types of taxable obligations in which the Funds may invest are limited to the following money market instruments which have remaining maturities not exceeding 397 days: (i) obligations of the U.S. government, its agencies or instrumentalities; (ii) negotiable certificates of deposit and bankers' acceptances of U.S. banks which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation; (iii) domestic and foreign U.S. dollar-denominated commercial paper rated "P-1" by Moody's Investors Service ("Moody's") or "A-1" or "A-1+" by Standard and Poor's Rating Services ("S&P") and (iv) repurchase agreements involving any of the foregoing portfolio obligations.


     The Funds do not intend to concentrate their investments in any one industry. However, from time to time, the Funds may invest 25% or more of their total assets in Municipal Securities which are related in such a way that an economic, business or political development or change affecting one such obligation would also affect the others. Two examples of obligations so related are (i) obligations, the interest on which is paid from revenues of similar type projects and (ii) obligations whose issuers are located in the same state.

     Because the taxable money market is a broader and more liquid market, and has a greater number of investors, issuers and market makers than the market for short-term tax-exempt Municipal Securities, the liquidity of the Funds may not be equal to that of a money market fund which invests exclusively in short-term taxable money market instruments. The more limited marketability of short-term tax-exempt Municipal Securities may make it difficult in certain circumstances to dispose of large investments advantageously. In general, tax-exempt Municipal Securities are also subject to credit risks such as the loss of credit ratings or possible default. In addition, an issuer of tax-exempt Municipal Securities may lose its tax-exempt status in the event of a change in the current tax laws.


INVESTMENT PRACTICES AND RESTRICTIONS

General. The Funds invest only in securities that have remaining maturities of 397 days (13 months) or less at the date of purchase. For this purpose, floating rate or variable rate obligations which are payable on demand, but which may otherwise have a stated maturity in excess of this period, will be deemed to have remaining maturities of less than 397 days pursuant to conditions established by the SEC. The Funds maintain a dollar-weighted average portfolio maturity of 90 days or less. The Funds follow these policies to maintain a stable net asset value of $1.00 per share, although there is no assurance they can do so on a continuing basis. The market value of the obligations in a Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates.


     The Funds will not invest in any obligations of or loan any of their portfolio obligations to First Union National Bank ("FUNB") or its affiliates (as defined in the 1940 Act) or any affiliates of the Funds. Subject to the limitations described, the Funds are permitted to invest in obligations of correspondent banks of FUNB (banks with which FUNB maintains a special bank servicing relationship) which are not affiliates of Evergreen Money Market Trust, its investment advisors or its distributor, but the Funds will not give preference in their investment selections to those obligations.


     After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the investment advisor will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by Moody's or S&P may change as a result of changes by such organizations of their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this prospectus and in the SAI.


     The ability of each Fund to meet its investment objective is necessarily subject to the ability of the issuers of securities in which the Fund invests to meet their payment obligations. In addition, the portfolio of each Fund will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by the Fund. Investors should recognize that, in periods of declining interest rates, the yield of a Fund will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the yield of a Fund will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

Municipal Securities. Municipal Securities are municipal bonds, notes and commercial paper issued by or for states, territories and possessions of the U.S. including the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds include fixed, variable or floating rate general obligation and revenue bonds. General obligation bonds are used to support the government's general financial needs and are supported by the full faith and credit of the municipality. General obligation bonds are repaid from the issuer's general unrestricted revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Revenue bonds are used to finance public works and certain private facilities. In contrast to general obligation bonds, revenue bonds are repaid only with the revenue generated by the project financed.

     Municipal notes include tax anticipation notes, bond anticipation notes and revenue anticipation notes. Municipal commercial paper obligations are unsecured promissory notes issued by municipalities to meet short-term credit needs.

     Since the Funds invest in Municipal Securities, you should be aware of the risks associated with investing in such securities. The value of municipal bonds tends to go up when interest rates go down and vice versa. An issuer's failure to make such payment due to political development or fiscal mismanagement could affect its ability to make prompt payments of interest and principal. Those events could also affect the market value of the security. Moreover, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by a Fund.


     Opinions relating to the validity of Municipal Securities and to the exclusion of interest thereon from federal and state personal income taxes are rendered by counsel to the respective issuers at the time of issuance. Neither the Funds, Evergreen Money Market Trust, nor the investment advisor will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.


Special Risk Factors Related to Investing in Municipal Securities Issued by the State of Florida or New Jersey.


     It should be noted that Municipal Securities may be adversely affected by local political and economic conditions and developments within a state. For example, adverse conditions in a significant industry within Florida or New Jersey may from time to time have a corresponding adverse effect on specific issuers within that state or on anticipated revenue to the state itself; conversely, an improving economic outlook for a significant industry may have a positive effect on such issuers or revenues.


Florida. Under current law, the State of Florida is required to maintain a balanced budget so that current expenses are met from current revenues. Florida does not currently impose a tax on personal income. It does impose a tax on corporate income derived from activities within the State. In addition, Florida imposes an ad valorem tax on certain intangible property as well as sales and use taxes. These taxes are the principal source of funds to meet State expenses, including repayment of, and interest on, obligations backed solely by the full faith and credit of the State.


     Florida's Constitution permits the issuance of state municipal obligations pledging the full faith and credit of the State, with a concurring vote by the respective electors, to finance or refinance capital projects authorized by the Legislature. The State Constitution also provides that the Legislature shall appropriate monies sufficient to pay debt service on state bonds pledging the full faith and credit of the State as they become due. All State tax revenues, other than trust funds dedicated by the State Constitution for other purposes, are available for such an appropriation, if required.


     On the other hand, municipalities and other political subdivisions of the State principally rely on combination of ad valorem taxes on real property, user fees and occupational license fees to meet their day-to-day expenses including the repayment of principal of, and interest on, their obligations backed by their full faith and credit. (Revenue bonds, of course, are dependent on the revenue generated by a specific facility or enterprise.)


     Florida has experienced substantial population increases as a result of migration to Florida from other areas of the U.S. and from foreign countries. This population growth is expected to continue, and it is anticipated that corresponding increases in State revenues will be necessary during the next decade to meet increased burdens on the various public and social services provided by the State.


New Jersey. New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State's central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make the State an attractive location for corporate headquarters and international business offices. Historically, New Jersey's average per capita income has been well above the national average, and in 1996 the State ranked second among the states in per capita personal income.


     While New Jersey's economy continued to expand during the late 1980's the level of growth slowed considerably after 1987. The onset of recession caused an acceleration of job losses in previously growing sectors. However, in recent years conditions have slowly improved, and the rate of unemployment has decreased.


     The State operates a General Fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund.


     Florida and New Jersey's ability to meet increasing expenses will be dependent in part upon each state's continued ability to foster business and economic growth. An expanded discussion of the risk factors associated with investments in each of the states is contained in the SAI.

Floating Rate and Variable Rate Obligations. Each Fund may invest in certain variable rate and floating rate securities with or without demand features. These variable rate securities do not have fixed interest rates; rather, interest rates fluctuate based upon changes in specified market rates, such as the prime rate, or are adjusted at predesignated periodic intervals. Such securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 days or less. Certain of these obligations may carry a demand feature that gives the Fund the right to demand repayment of the principal amount of the security prior to its maturity date. The demand obligation may or may not be backed by letters of credit or other guarantees of banks or other financial institutions. Such guarantees may enhance the quality of the security. Each Fund currently limits the value of its investments in any floating or variable rate securities which are not readily marketable and in all other not readily marketable securities to 10% of its net assets.

Stand-by Commitments. The Funds may also acquire "stand-by commitments" with respect to Municipal Securities held in their portfolio. Under a stand-by commitment, a dealer agrees to purchase, at a Fund's option, specified Municipal Securities at a specified price. Failure of the dealer to purchase such Municipal Securities may result in a Fund incurring a loss or missing an opportunity to make an alternative investment. Each Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, a Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in each Fund's portfolio will not exceed 10% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired. The Funds will maintain cash or liquid securities in a segregated account with its custodian in an amount equal to such commitments. The Funds will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Funds' investment advisor, present minimal credit risks.


Repurchase Agreements. The Funds may invest in repurchase agreements. A repurchase agreement is an agreement by which a Fund purchases a security (usually U.S. government obligations) for cash and obtains a simultaneous commitment from the seller (usually a bank or broker-dealer) to repurchase the security at an agreed-upon price and specified future date. The repurchase price reflects an agreed-upon interest rate for the time period of the agreement. The Fund's risk is the inability of the seller to pay the agreed-upon price on the delivery date. However, this risk is tempered by the ability of the Fund to sell the security in the open market in the case of a default. In such a case, the Fund may incur costs in disposing of the security which would increase Fund expenses. The Fund's investment advisor will monitor the creditworthiness of the firms with which the Fund enters into repurchase agreements.


Securities Lending. To generate income and offset expenses, each Fund may lend obligations to broker-dealers and other financial institutions. Loans of obligations by a Fund may not exceed 33 1/3% of the value of the Fund's total assets. While obligations are on loan, the borrower will pay the Fund any income accruing on the security. Also, the Fund may invest any collateral it receives in additional obligations. Gains or losses in the market value of a lent security will affect the Fund and its shareholders. When a Fund lends its obligations, it runs the risk that it may not be able to retrieve the obligations on a timely basis possibly losing the opportunity to sell the obligations at a desirable price. Also, if the borrower files for bankruptcy or becomes insolvent, the Fund's ability to dispose of the obligations may be delayed.


When-Issued Securities. Each Fund may enter into transactions whereby it commits to buying a security, but does not pay for or take delivery of the security until some specified date in the future. The value of these securities is subject to market fluctuations during this period and no income accrues to the Funds until settlement. At the time of settlement, a when-issued security may be valued at less than its purchase price. When entering into these transactions, the Funds rely on the other party to consummate the transaction; if the other party fails to do so, the Funds may be disadvantaged. Each Fund does not intend to purchase when-issued securities for speculative purposes, but only in furtherance of its investment objective.


Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiquid securities and other securities which are not readily marketable. Repurchase agreements with maturities longer than seven days will be included for the purpose of the foregoing 10% limit. The inability of the Funds to dispose of illiquid investments readily or at a reasonable price could impair the Funds' ability to raise cash for redemptions or other purposes.


Restricted Securities. The Funds may invest in restricted securities, including securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resale by large institutional investors of securities not publicly traded in the U.S. The Funds' investment advisor determines the liquidity of Rule 144A securities according to guidelines and procedures adopted by the Board of Trustees of Evergreen Money Market Trust. The Board of Trustees monitors the investment advisor's application of those guidelines and procedures. Securities eligible for resale pursuant to Rule 144A, which the Funds' investment advisor has determined to be liquid or readily marketable, are not subject to the 10% limit on illiquid securities.


Borrowing. Each Fund may borrow from banks in an amount up to 33 1/3% of its total assets, taken at market value. Each Fund may also borrow an additional 5% of its total assets from banks or others. A Fund may only borrow as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. A Fund will not purchase obligations while outstanding borrowings exceed 5% of its total assets except to exercise prior commitments and to exercise subscription rights.


Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is an agreement by a Fund to sell a security and repurchase it at a specified time and price. A Fund could lose money if the market values of the obligations it sold decline below their repurchase prices. Reverse repurchase agreements may be considered a form of borrowing, and, therefore, a form of leverage. Leverage may magnify gains or losses of the Fund.

Investing in Securities of Other Investment Companies. The Funds may invest in securities of other investment companies. As a shareholder of another investment company, a Fund would pay its portion of the other investment company's expenses. These expenses would be in addition to the expenses that the Fund currently bears concerning its own operations and may result in some duplication of fees.

Other Investment Restrictions. Each Fund has adopted additional investment restrictions that are set forth in the SAI.

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                      ORGANIZATION AND SERVICE PROVIDERS

-------------------------------------------------------------------------------

ORGANIZATION

Fund Structure. Each Fund is an investment pool, which invests shareholders' money toward a specified goal. In technical terms, each Fund is a non-diversified series of an open-end management investment company, called Evergreen Money Market Trust (the "Trust"). The Trust is a Delaware business trust organized on September 18, 1997.


Board of Trustees. The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Funds' activities, reviewing, among other things, each Fund's performance and its contractual arrangements with various service providers.

Shareholder Rights. All shareholders have equal voting, liquidation and other rights. Each share is entitled to one vote for each dollar of net asset value applicable to such share. Shareholders may exchange shares as described under "Exchanges," but will have no other preference, conversion, exchange or preemptive rights. When issued and paid for, shares will be fully paid and nonassessable. Shares of the Funds are redeemable, transferable and freely assignable as collateral. The Trust may establish additional classes or series of shares.


     The Funds do not hold annual shareholder meetings; the Funds may, however, hold special meetings for such purposes as electing or removing Trustees, changing fundamental policies and approving investment advisory agreements or 12b-1 plans. In addition, the Funds are prepared to assist shareholders in communicating with one another for the purpose of convening a meeting to elect Trustees.


SERVICE PROVIDERS

Investment Advisors. The investment advisor of EVERGREEN FLORIDA MUNICIPAL MONEY MARKET FUND and EVERGREEN NEW JERSEY MUNICIPAL MONEY MARKET FUND is the Capital Management Group of FUNB, a subsidiary of First Union Corporation ("First Union"). FUNB is located at 201 South College Street, and First Union is located at 301 South College St., Charlotte, North Carolina 28288-0630. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the U.S.


     FUNB manages the investments for and supervises the daily business affairs of the Funds and, as compensation therefore is entitled to receive an annual fee of 0.45% of each Fund's average daily net assets.

Administrator. Evergreen Investment Services, Inc. ("EIS"), 200 Berkeley St., Boston, Massachusetts, 02116, serves as administrator to the Funds. As administrator, and subject to the supervision and control of the Trust's Board of Trustees, EIS provides the Funds with facilities, equipment and personnel. For its services as administrator, EIS is entitled to receive a fee based on the aggregate average daily net assets of the Funds at a rate based on the total assets of all mutual funds administered by EIS for which any affiliate of FUNB serves as investment advisor. The administration fee is calculated in accordance with the following schedule:


                 .050%    of the first $7 billion
                 .035%    on the next $3 billion
                 .030%    on the next $5 billion
                 .020%    on the next $10 billion
                 .015%    on the next $5 billion and
                 .010%    on assets in excess of $30 billion


Transfer Agent and Dividend Disbursing Agent. Evergreen Service Company ("ESC"), 200 Berkeley Street, Boston, Massachusetts 02116-5034, acts as the Funds' transfer agent and dividend disbursing agent. ESC is an indirect, wholly-owned subsidiary of First Union.


Custodian. State Street Bank and Trust Company ("State Street"), P.O. Box 9021, Boston, Massachusetts 02205-9827, acts as the Funds' custodian.

Principal Underwriter. Evergreen Distributor, Inc. ("EDI"), a subsidiary of The BISYS Group, Inc., located at 125 West 55th Street, New York, New York 10019, is the principal underwriter of the Funds. EDI is not affiliated with First Union.


DISTRIBUTION PLANS AND AGREEMENTS

Distribution Plans. Each Fund's Class A shares pay for the expenses associated with the distribution of such shares according to a distribution plan that it has adopted pursuant to Rule 12b-1 under the 1940 Act (each a "Plan," or collectively, the "Plans"). Under the Plans, each Fund may incur distribution-related and shareholder servicing-related expenses which are based upon a maximum annual rate of 0.75% (currently limited to 0.30%) of each Fund's average daily net assets attributable to the Class A shares.


     Of the amount that each Fund may pay under its respective Plan, up to 0.25% may constitute a service fee to be used to compensate organizations, which may include each Fund's investment advisor or its affiliates, for personal services rendered to shareholders and/or the maintenance of shareholder accounts. The Funds may not pay any distribution or service fees during any fiscal period in excess of the amounts set forth above. Amounts paid under the Plans are used to compensate the Funds' distributor pursuant to the distribution agreements entered into by each Fund.


Distribution Agreements. Each Fund has also entered into a distribution agreement (each, a "Distribution Agreement" or collectively the "Distribution Agreements") with EDI. Pursuant to the Distribution Agreements, each Fund will compensate EDI for its services as distributor at the annual rate of 0.30% of each Fund's Class A share average daily net assets.

     The Distribution Agreements provide that EDI will use the distribution fee received from a Fund for payments (i) to compensate broker-dealers or other persons for distributing shares of a Fund, including interest and principal payments made in respect of amounts paid to broker-dealers or other persons that have been financed (EDI may assign its rights to receive compensation under the Distribution Agreements to secure such financings),
(ii) to otherwise promote the sale of shares of a Fund, and (iii) to compensate broker-dealers, depository institutions and other financial intermediaries for providing administrative, accounting and other services with respect to each Fund's shareholders. FUNB or its affiliates may finance the payments made by EDI to compensate broker-dealers or other persons for distributing shares of a Fund.


     In the event a Fund acquires the assets of other mutual funds, compensation paid to EDI under the Distribution Agreements may be paid by EDI to the distributors of the acquired funds or their predecessors.

     Since EDI's compensation under the Distribution Agreements is not directly tied to the expenses incurred by EDI, the amount of compensation received by EDI under the Distribution Agreements during any year may be more or less than its actual expenses and may result in a profit to EDI. Distribution expenses incurred by EDI in one fiscal year that exceed the level of compensation paid to EDI for that year may be paid from distribution fees received from a Fund in subsequent fiscal years.

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                       PURCHASE AND REDEMPTION OF SHARES

-------------------------------------------------------------------------------

HOW TO BUY SHARES

     You may purchase Class A shares of any Fund through broker-dealers, banks or other financial intermediaries, or directly through EDI. In addition, you may purchase Class A shares of a Fund by mailing to that Fund, c/o ESC, P.O. Box 2121, Boston, Massachusetts 02106-2121, a completed application and a check payable to the Fund. You may also telephone (800) 343-2898 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed application. The minimum initial investment is $1,000, which may be waived in certain situations. Subsequent investments in any amount may be made by check, by wiring federal funds, by direct deposit or by an electronic funds transfer.


     There is no minimum amount for subsequent investments. Investments of $25 or more are allowed under the Systematic Investment Plan. See the application for more information. Only Class A shares are offered through this prospectus (see "General Information"--"Other Classes of Shares").

     You may purchase Class A shares of each Fund at net asset value without an initial sales charge. Certain broker-dealers or other financial institutions may impose a fee in connection with purchases at net asset value. There is no size limit on purchases of Class A shares.

How the Funds Value Their Shares. The net asset value of shares of a Fund for purposes of both purchases and redemptions is determined twice daily, at 12:00 p.m. (eastern time) and promptly after the regular close of the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. eastern time) each business day, i.e., any weekday exclusive of days on which the Exchange or State Street is closed. The Exchange is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is calculated by taking the sum of the values of a Fund's investments and any cash and other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to each Fund's investment advisor, are accrued daily. The obligations in a Fund's portfolio are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter a constant straight-line amortization of any discount or premium is assumed each day regardless of the impact of fluctuating interest rates on the market value of the security. The market value of the obligations in a Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. As a result, the market value of the obligations in a Fund's portfolio may vary from the value determined using the amortized cost method.


     In addition to the discount or commission paid to broker-dealers, EDI may from time to time pay to broker-dealers additional cash or other incentives that are conditioned upon the sale of a specified minimum dollar amount of shares of a Fund and/or other Evergreen funds. Such incentives will take the form of payment for attendance at seminars, lunches, dinners, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a broker-dealer and their immediate family members to urban or resort locations within or outside the U.S. Such a dealer may elect to receive cash incentives of equivalent amount in lieu of such payments. EDI may also limit the availability of such incentives to certain specified dealers. EDI from time to time sponsors promotions involving First Union Brokerage Services, an affiliate of each Fund's investment advisor, and select broker-dealers, pursuant to which incentives are paid, including gift certificates and payments in amounts up to 1% of the dollar amount of shares of a Fund sold. Awards may also be made based on the opening of a minimum number of accounts. Such promotions are not being made available to all broker-dealers. Certain broker-dealers may also receive payments from EDI or a Fund's investment advisor over and above the usual trail commissions or shareholder servicing payments applicable to a given class of shares.


Additional Purchase Information. As a condition of this offering, if a purchase is canceled due to nonpayment or because an investor's check does not clear, the investor will be responsible for any loss a Fund or its investment advisor incurs. If such investor is an existing shareholder, a Fund may redeem shares from an investor's account to reimburse the Fund or its investment advisor for any loss. In addition, such investors may be prohibited or restricted from making further purchases in any of the Evergreen funds. The Funds will not accept third party checks other than those payable directly to a shareholder whose account has been in existence at least 30 days.

HOW TO REDEEM SHARES

     You may "redeem" (i.e., sell) your shares in a Fund to the Fund for cash at their net redemption value on any day the Exchange is open, either directly by writing to the Fund, c/o ESC, or through your financial intermediary. The amount you will receive is based on the net asset value adjusted for fractions of a cent next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check, a Fund will not send proceeds until it is reasonably satisfied that the check has been collected (which may take up to 15 days). Once a redemption request has been telephoned or mailed, it is irrevocable and may not be modified or canceled.

Redeeming Shares Through Your Financial Intermediary. A Fund must receive instructions from your financial intermediary before 4:00 p.m. (eastern time) for you to receive that day's net asset value. Your financial intermediary is responsible for furnishing all necessary documentation to the Fund and may charge you for this service. Certain financial intermediaries may require that you give instructions earlier than 4:00 p.m. (eastern time).

Redeeming Shares Directly by Mail or Telephone. You may redeem by mail by sending a signed letter of instruction or stock power form to a Fund, c/o ESC (the registrar, transfer agent and dividend-disbursing agent for each Fund). Stock power forms are available from your financial intermediary, ESC, and many commercial banks. Additional documentation is required for the sale of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners. Signature guarantees are required for all redemption requests for shares with a value of more than $50,000. Currently, the requirement for a signature guarantee has been waived on redemptions of $50,000 or less when the account address of record has been the same for a minimum period of 30 days. Each Fund and ESC reserve the right to withdraw this waiver at any time. A signature guarantee must be provided by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable under the Securities Exchange Act of 1934 and ESC's policies.

     Shareholders may redeem amounts of $1,000 or more (up to $50,000) from their accounts by calling the telephone number on the front page of this prospectus between the hours of 8:00 a.m. and 6:00 p.m. (eastern time) each business day (i.e., any weekday exclusive of days on which the Exchange or ESC's offices are closed). Redemption requests received after 4:00 p.m. (eastern time) will be processed using the net asset value determined on the next business day. Such redemption requests must include the shareholder's account name, as registered with a Fund, and the account number. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone redemptions. If you cannot reach a Fund by telephone, you should follow the procedures for redeeming by mail or through a broker-dealer as set forth herein. The telephone redemption service is not made available to shareholders automatically. Shareholders wishing to use the telephone redemption service must complete the appropriate sections on the application and choose how the redemption proceeds are to be paid. Redemption proceeds will be either (1) mailed by check to the shareholder at the address in which the account is registered or (2) wired to an account with the same registration as the shareholder's account in a fund at a designated commercial bank.


     In order to insure that instructions received by ESC are genuine when you initiate a telephone transaction, you will be asked to verify certain criteria specific to your account. At the conclusion of the transaction, you will be given a transaction number confirming your request, and written confirmation of your transaction will be mailed the next business day. Your telephone instructions will be recorded. Redemptions by telephone are allowed only if the address and bank account of record have been the same for a minimum period of 30 days. Each Fund reserves the right at any time to terminate, suspend, or change the terms of any redemption method described in this prospectus, except redemption by mail, and to impose fees.

     Except as otherwise noted, the Funds, ESC and EDI will not assume responsibility for the authenticity of any instructions received by any of them from a shareholder in writing, over the Evergreen Express Line (described below), or by telephone. ESC will employ reasonable procedures to confirm that instructions received over the Evergreen Express Line or by telephone are genuine. The Funds, ESC and EDI will not be liable when following instructions received over the Evergreen Express Line or by telephone that ESC reasonably believes are genuine.

Evergreen Express Line. The Evergreen Express Line offers you specific fund account information and price and yield quotations as well as the ability to do account transactions, including investments, exchanges and redemptions. You may access the Evergreen Express Line by dialing toll-free (800) 346-3858 on any touch-tone telephone, 24 hours a day, seven days a week.

General. The sale of shares is a taxable transaction for federal income tax purposes. The Funds may temporarily suspend the right to redeem their shares when (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists and the Funds cannot dispose of their investments or fairly determine their value; or (4) the SEC so orders. The Funds reserve the right to close an account that through redemption has fallen below $1,000 and has remained so for 30 days. Shareholders will receive 60 days' written notice to increase the account value to at least $1,000 before the account is closed. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of a Fund's total net assets, during any 90-day period for any one shareholder.

EXCHANGE PRIVILEGE

How to Exchange Shares. You may exchange some or all of your shares for shares of the same class in other Evergreen funds through your financial intermediary, by calling or writing to ESC, or by using the Evergreen Express Line as described above. Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Exchanges will be made on the basis of the relative net asset values of the shares exchanged next determined after an exchange request is received. An exchange which represents an initial investment in another Evergreen fund is subject to the minimum investment and suitability requirements of each Fund. If you buy Class A shares of a Fund, you will be charged a sales load upon exchange for Class A shares of another Evergreen fund.

     Each of the Evergreen funds has different investment objectives and policies. For more complete information, a prospectus of the fund into which an exchange will be made should be read prior to the exchange. An exchange order must comply with the requirement for a redemption or repurchase order and must specify the dollar value or number of shares to be exchanged. An exchange is treated for federal income tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss. Shareholders are limited to five exchanges per calendar year, with a maximum of three per calendar quarter. This exchange privilege may be modified or discontinued at any time by a Fund upon 60 days' notice to shareholders and is only available in states in which shares of the fund being acquired may lawfully be sold.

Exchanges Through Your Financial Intermediary. A Fund must receive exchange instructions from your financial intermediary before 4:00 p.m. (eastern time) for you to receive that day's net asset value. Your financial intermediary is responsible for furnishing all necessary documentation to the Fund and may charge you for this service.

Exchanges By Telephone And Mail. Exchange requests received by a Fund after 4:00 p.m. (eastern time) will be processed using the net asset value determined at the close of the next business day. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone exchanges. You should follow the procedures outlined below for exchanges by mail if you are unable to reach ESC by telephone. If you wish to use the telephone exchange service you should indicate this on the application. As noted above, each Fund will employ reasonable procedures to confirm that instructions for the redemption or exchange of shares communicated by telephone are genuine. A telephone exchange may be refused by a Fund or ESC if it is believed advisable to do so. Procedures for exchanging Fund shares by telephone may be modified or terminated at any time. Written requests for exchanges should follow the same procedures outlined for written redemption requests in the section entitled "How to Redeem Shares;" however, no signature guarantee is required.

SHAREHOLDER SERVICES

     The Funds offer the following shareholder services. For more information about these services or your account, contact your financial intermediary, ESC or call the toll-free number on the front page of this prospectus. Some services are described in more detail in the application.

Systematic Investment Plan. Under a Systematic Investment Plan, you may invest as little as $25 per month to purchase shares of a Fund with no minimum initial investment required.

Telephone Investment Plan. You may make investments into an existing account electronically in amounts of not less than $100 or more than $10,000 per investment. Telephone investment requests received by 4:00 p.m. (eastern time) will be credited to a shareholder's account the day the request is received.

Systematic Withdrawal Plan. When an account of $10,000 or more is opened or when an existing account reaches that size, you may participate in the Systematic Withdrawal Plan (the "Withdrawal Plan") by filling out the appropriate part of the application. Under this Withdrawal Plan, you may receive (or designate a third party to receive) a monthly or quarterly fixed-withdrawal payment in a stated amount of at least $75 and as much as 1.00% per month or 3.00% per quarter of the total net asset value of the Fund shares in your account when the Withdrawal Plan was opened. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gains distributions reinvested automatically.

Investments Through Employee Benefit and Savings Plans. Certain qualified and non-qualified employee benefit and savings plans may make shares of the Funds and other Evergreen funds available to their participants. The Funds' investment advisor may provide compensation to organizations providing administrative and recordkeeping services to plans which make shares of the Evergreen funds available to their participants.


Automatic Reinvestment Plan. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of a Fund at the net asset value per share at the close of business on the record date, unless otherwise requested by a shareholder in writing. If the transfer agent does not receive a written request for subsequent dividends and/or distributions to be paid in cash at least three full business days prior to a given record date, the dividends and/or distributions to be paid to a shareholder will be reinvested.

Dollar Cost Averaging. Through dollar cost averaging you can invest a fixed dollar amount each month or each quarter in any Evergreen fund. This results in more shares being purchased when the selected fund's net asset value is relatively low and fewer shares being purchased when the fund's net asset value is relatively high and may result in a lower average cost per share than a less systematic investment approach.

     Prior to participating in dollar cost averaging, you must establish an account in an Evergreen fund. You should designate on the application (i) the dollar amount of each monthly or quarterly investment you wish to make, and
(ii) the fund in which the investment is to be made. Thereafter, on the first day of the designated month, an amount equal to the specified monthly or quarterly investment will automatically be redeemed from your initial account and invested in shares of the designated fund.



Two Dimensional Investing. You may elect to have income and capital gains distributions from any class of Evergreen fund shares you own automatically invested to purchase the same class of shares of any other Evergreen fund. You may select this service on your application and indicate the Evergreen fund(s) into which distributions are to be invested.


Tax Sheltered Retirement Plans. The Funds have various retirement plans available to eligible investors, including Individual Retirement Accounts
(IRAs); Rollover IRAs; Simplified Employee Pension Plans (SEPs); Savings Incentive Match Plan for Employees (SIMPLEs); Tax Sheltered Annuity Plans; 403(b)(7) Plans; 401(k) Plans; Keogh Plans; Profit-Sharing Plans; Medical Savings Accounts; Pension and Target Benefit and Money Purchase Plans. For details, including fees and application forms, call toll-free (800) 247-4075 or write to ESC.


BANKING LAWS


     The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered open-end investment companies such as the Funds. Such laws and regulations also prohibit banks from issuing, underwriting or distributing obligations in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment advisor, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of their customer. FUNB and its affiliates are subject to and in compliance with the aforementioned laws and regulations.


     Changes to applicable laws and regulations or future judicial or administrative decisions could result in FUNB and its affiliates being prevented from continuing to perform the services required under the investment advisory contract or from acting as agent in connection with the purchase of shares of a Fund by their customers. If FUNB and its affiliates were prevented from continuing to provide the services called for under the investment advisory agreement, it is expected that the Trustees would identify, and call upon each Fund's shareholders to approve, a new investment advisor. If this were to occur, it is not anticipated that the shareholders of any Fund would suffer any adverse financial consequences.

-------------------------------------------------------------------------------

                               OTHER INFORMATION

-------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Funds declare substantially all of their net income as dividends on each business day. Such dividends are paid monthly. Net investment income, for dividend purposes, includes accrued interest and any market discount or premium that day, less the estimated expenses of a Fund. Gains or losses realized upon the sale of portfolio obligations are not included in net investment income, but are reflected in the net asset value of a Fund's shares. Distributions of any net realized capital gains will be made annually or more frequently. The amount of dividends may fluctuate from day to day, and the dividend may be omitted on a day where Fund expenses exceed investment income. Dividends and distributions generally are taxable in the year in which they are paid, except any dividends paid in January that were declared in the previous calendar quarter will be treated as paid in the immediately preceding December.

     Dividends will be automatically reinvested in full and fractional shares of a Fund on the last business day of each month. However, shareholders who so inform the transfer agent in writing may have their dividends paid out in cash monthly. Shareholders who invest by check will be credited with a dividend on the business day following initial investment. Shareholders will receive dividends on investments made by federal funds bank wire the same day the wire is received provided that wire purchases are received by State Street by 12:00 p.m. (eastern time). Shares purchased by qualified institutions via telephone as described in "How to Purchase Shares" will receive the dividend declared on that day if the telephone order is placed by 12:00 p.m. (eastern time), and federal funds are received by 4:00 p.m. (eastern time). All other wire purchases received after 12:00 p.m. (eastern time) will earn dividends beginning the following business day. Dividends accruing on the day of redemption will be paid to redeeming shareholders except for redemptions by check and where proceeds are wired the same day. (See "How to Redeem Shares.")

     Each Fund intends to qualify to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). While so qualified, it is expected that each Fund will not be required to pay any federal income taxes on that portion of its investment company taxable income and any net realized capital gains it distributes to shareholders. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Funds, to the extent they do not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements. The excise tax generally does not apply to the tax-exempt income of a regulated investment company (such as the Funds) that pays exempt-interest dividends.


     The Funds will designate and pay exempt-interest dividends derived from interest earned on qualifying tax-exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Funds from their gross income for federal income tax purposes. However, (1) all or a portion of such exempt-interest dividends may be a specific preference item for purposes of the federal individual and corporate alternative minimum taxes to the extent that they are derived from certain types of private activity bonds issued after August 7, 1986, and (2) all exempt-interest dividends will be a component of "adjusted current earnings" for purposes of the federal corporate alternative minimum tax. Dividends paid from taxable income, if any, and distributions of any net realized short-term capital gains (whether from tax-exempt or taxable) are taxable as ordinary income, even though received in additional Fund shares. Market discount recognized on taxable and tax-free bonds is taxable as ordinary income, not as excludable income.


     Following the end of each calendar year, every shareholder of the Funds will be sent applicable tax information and information regarding the dividends and capital gains distributions made during the calendar year. Under current law, the highest federal income tax rate applicable to net long-term capital gains realized by individuals is 20%. The rate applicable to corporations is 35%. Since the Funds' gross income is ordinarily expected to be interest income, it is not expected that the 70% dividends-received deduction for corporations will be applicable. Specific questions should be addressed to the investor's own tax advisor.


     Each Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions and certain redemptions) paid to certain shareholders. In order to avoid this backup withholding requirement, the investor must certify on the application, or on a separate form supplied by State Street, that the investor's social security number or taxpayer identification number is correct and that the investor is not currently subject to backup withholding or is exempt from backup withholding.

     Set forth below are brief descriptions of the personal income tax status of an investment in each of the Funds under Florida and New Jersey tax laws currently in effect. Income from a Fund is not necessarily free from state income taxes in states other than its designated state. State laws differ on this issue, and shareholders are urged to consult their own tax advisors regarding the status of their accounts under state and local laws.


     EVERGREEN NEW JERSEY MUNICIPAL MONEY MARKET FUND. For individual shareholders in any year in which the Fund satisfies the requirements for treatment as a "qualified investment fund" under New Jersey law, distributions from the Fund will be exempt from the New Jersey Gross Income Tax to the extent such distributions are attributable to interest or gains from (i) obligations issued by or on behalf of the State of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation, corporate body or political subdivision of New Jersey or (ii) obligations that are otherwise statutorily exempt from state or local taxation or under the laws of the U.S. To be classified as a qualified investment fund, at least 80% of the Fund's investments must consist of such obligations. Distributions by a qualified investment fund that are attributable to most other sources will be subject to the New Jersey gross income tax. If the Fund continues to qualify as a qualified investment fund, any gain realized on the redemption or sale of its shares will not be subject to the New Jersey gross income tax. Corporate shareholders will be subject to a corporate franchise tax on distributions from and on gains from sales of the shares in the Fund. The Fund's shares are not subject to property taxation by New Jersey or its political subdivisions.


     EVERGREEN FLORIDA MUNICIPAL MONEY MARKET FUND. Florida does not currently impose a state income tax on individuals. Thus, individual shareholders of the Fund will not be subject to any Florida state income tax on distributions received from the Fund. However, certain distributions will be taxable to corporate shareholders which are subject to Florida corporate income tax. Florida currently imposes an intangibles tax at the annual rate of 0.20% on certain securities and other intangible assets owned by Florida residents. Certain types of tax exempt securities of Florida issuers, U.S. government securities and tax exempt securities issued by certain U.S. territories and possessions are exempt from this intangibles tax. Shares of the Fund will also be exempt from the Florida intangibles tax if the portfolio consists exclusively of securities exempt from the intangibles tax on the last business day of the calendar year. If the portfolio consists of any assets which are not so exempt on the last business day of the calendar year, however, only the portion of the shares of the Fund which relate to securities issued by the U.S. and its possessions and territories will be exempt from the Florida intangibles tax, and the remaining portion of such shares will be fully subject to the intangibles tax, even if they partly relate to Florida tax exempt securities.


     Statements describing the tax status of shareholders' dividends and distributions will be mailed annually by the Funds. These statements will set forth the amount of income exempt from federal and if applicable, state taxation, and the amount, if any, subject to federal and state taxation. Moreover, to the extent necessary, these statements will indicate the amount of exempt-interest dividends which are a specific preference item for purposes of the federal individual and corporate alternative minimum taxes. The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax law of any state or local taxing authority.


     The foregoing discussion of federal and state income tax consequences is based on tax laws and regulations in effect on the date of this prospectus and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, you should also review the discussion of "Additional Tax Information" contained in the SAI.


GENERAL INFORMATION

Portfolio Transactions. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

Other Classes of Shares. The Funds each offer two classes of shares, Class A and Class Y. Class Y shares are offered through a separate prospectus. Class Y shares are available only to (i) persons who at or prior to December 31, 1994, owned shares in a mutual fund advised by Evergreen Asset Management Corp. ("Evergreen Asset"), (ii) certain institutional investors and (iii) investment advisory clients of FUNB, Evergreen Asset or their affiliates. The dividends payable with respect to Class A shares will be less than those payable with respect to Class Y shares due to the distribution and shareholder servicing related expenses borne by Class A shares and the fact that such expenses are not borne by Class Y shares. Investors should call the telephone number on the front page of this prospectus to obtain more information on other classes of shares.

Performance Information. From time to time, a Fund may quote its yield in advertisements, reports or other communications to shareholders. Yield is computed separately for each class of shares. Yield information may be useful in reviewing the performance of a Fund and for providing a basis for comparison with other investment alternatives. However, since net investment income of a Fund changes in response to fluctuations in interest rates and Fund expenses, any given yield quotation should not be considered representative of a Fund's yields for any future period.


     The method of calculating each Fund's yield is set forth in the SAI. Before investing in a Fund, the investor may want to determine which investment -- tax-free or taxable -- will result in a higher after-tax return. To do this, the yield on the tax-free investment should be divided by the decimal determined by subtracting from 1 the highest federal tax rate to which the investor currently is subject. For example, if the tax-free yield is 6% and the investor's maximum tax bracket is 36%, the computation is:


   6% Tax-Free Yield/(1 - .36 Tax Rate) = 6/.64 = 9.38% Taxable Yield.


     In this example, the investor's after-tax return will be higher from the 6% tax-free investment if available taxable yields are below 9.38%. Conversely, the taxable investment will provide a higher return when taxable yields exceed 9.38%. This is only an example and is not necessarily reflective of a Fund's yield. The tax equivalent yield will be lower for investors in the lower income brackets.


     Comparative performance information may also be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., IBC/Donoghue's Money Fund Report, Bank Rate Monitor and other industry publications.

     In marketing a Fund's shares, information may be provided that is designed to help individuals understand their investment goals and explore various financial strategies. Such information may include publications describing general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; a questionnaire designed to help create a personal financial profile; and an action plan offering investment alternatives. The information provided to investors may also include discussions of other Evergreen funds, products, and services, which may include: retirement investing; brokerage products and services; the effects of periodic investment plans and dollar cost averaging; saving for college; and charitable giving. In addition, the information provided to investors may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques. EDI may also reprint, and use as advertising and sales literature, articles from Evergreen Events, a quarterly magazine provided to Evergreen fund shareholders.

Year 2000 Risks. Like other investment companies, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by the Funds' investment advisor and the Funds' other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Funds' investment advisor is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.


Additional Information. This prospectus and the SAI, which has been incorporated by reference herein, do not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the 1933 Act, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

INVESTMENT ADVISOR

Capital Management Group of First Union National Bank, 201 South College Street, Charlotte, North Carolina 28288-0630


CUSTODIAN
State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827

TRANSFER AGENT

Evergreen Service Company, 200 Berkeley Street, Boston, Massachusetts, 02116-
5034


LEGAL COUNSEL
Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C. 20036

INDEPENDENT AUDITORS

KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110


DISTRIBUTOR
Evergreen Distributor, Inc., 125 W. 55th Street, New York, New York 10019

60641                                                             545466RV0

-------------------------------------------------------------------------------

PROSPECTUS                                                October 15, 1998

-------------------------------------------------------------------------------

EVERGREEN/SM/ MONEY MARKET FUNDS

                                      [LOGO OF EVERGREEN FUNDS/SM/ APPEARS HERE]
-------------------------------------------------------------------------------

EVERGREEN FLORIDA MUNICIPAL MONEY MARKET FUND
EVERGREEN NEW JERSEY MUNICIPAL MONEY MARKET FUND
(EACH A "FUND," TOGETHER THE "FUNDS")

CLASS Y SHARES


      The Funds are designed to provide investors with current income, stability of principal and liquidity. This prospectus provides information regarding the Class Y shares offered by each Fund. Each Fund is a series of an open-end management investment company. This prospectus sets forth concise information about the Funds that a prospective investor should know before investing. The address of the Funds is 200 Berkeley Street, Boston, Massachusetts 02116.


      A statement of additional information ("SAI") for the Funds, dated October 15, 1998, as supplemented from time to time, has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference herein. The SAI provides information regarding certain matters discussed in this prospectus and other matters which may be of interest to investors, and may be obtained without charge by calling the Evergreen Funds at (800) 343-2898. There can be no assurance that the investment objective of any Fund will be achieved. Investors are advised to read this prospectus carefully.


AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OR OBLIGATION OF ANY BANK, IS NOT ENDORSED OR GUARANTEED BY ANY BANK, AND IS NOT INSURED OR OTHERWISE PROTECTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. THERE IS NO ASSURANCE THAT THE FUNDS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                   Keep This Prospectus For Future Reference


EVERGREEN/SM/ is a Service Mark of Evergreen Asset Management Corp. Copyright 1995, Evergreen Asset Management Corp.

                               TABLE OF CONTENTS

EXPENSE INFORMATION....................................................   3
DESCRIPTION OF THE FUNDS...............................................   4
   Investment Objectives and Policies..................................   4
   Investment Practices and
    Restrictions.......................................................   5
ORGANIZATION AND SERVICE PROVIDERS.....................................   8
   Organization........................................................   8
   Service Providers...................................................   8

PURCHASE AND REDEMPTION OF SHARES......................................   9
   How to Buy Shares...................................................   9
   How to Redeem Shares................................................  10
   Exchange Privilege..................................................  11
   Shareholder Services................................................  11
   Banking Laws........................................................  12
OTHER INFORMATION......................................................  13
   Dividends, Distributions and Taxes..................................  13
   General Information.................................................  14

-------------------------------------------------------------------------------

                              EXPENSE INFORMATION

-------------------------------------------------------------------------------

     The table and examples below are designed to help you understand the various expenses that you will bear, directly or indirectly, when you invest in a Fund. Shareholder transaction expenses are fees paid directly from your account when you buy or sell shares of a Fund. There are no shareholder transaction expenses.




     Annual operating expenses reflect the normal operating expenses of a Fund, and include costs such as management, distribution and other fees. The tables below show for each Fund estimated annual operating expenses for the fiscal period ending January 31, 1999. The examples show what you would pay if you invested $1,000 over the periods indicated. The examples assume that you reinvest all of your dividends and that a Fund's average annual return will be 5%. THE EXAMPLES ARE FOR ILLUSTRATION PURPOSES ONLY AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RETURN. A FUND'S ACTUAL EXPENSES AND RETURNS WILL VARY. For a more complete description of the various costs and expenses borne by a Fund see "Organization and Service Providers."


EVERGREEN FLORIDA MUNICIPAL MONEY MARKET FUND


                  ESTIMATED ANNUAL       Example
                 OPERATING EXPENSES      -------
                 ------------------
Management Fees         0.45%            After 1 Year   $ 6
12b-1 Fees               --              After 3 Years  $20
Other Expenses          0.16%
                        ----
Total                   0.61%
                        ====

EVERGREEN NEW JERSEY MUNICIPAL MONEY MARKET FUND


                  ESTIMATED ANNUAL       Example
                 OPERATING EXPENSES      -------
                 ------------------
Management Fees         0.45%            After 1 Year   $ 6
12b-1 Fees               --              After 3 Years  $19
Other Expenses          0.15%
                        ----
Total                   0.60%
                        ====

-------------------------------------------------------------------------------

                           DESCRIPTION OF THE FUNDS

-------------------------------------------------------------------------------

INVESTMENT OBJECTIVES AND POLICIES

     Each Fund's investment objective is nonfundamental; as a result, each Fund may change its objective without a shareholder vote. Each Fund has also adopted certain fundamental investment policies which are mainly designed to limit a Fund's exposure to risk. The Funds' fundamental policies cannot be changed without a shareholder vote. See the SAI for more information regarding each Fund's fundamental investment policies or other related investment policies. There can be no assurance that the Funds' investment objectives will be achieved.

     In addition to the investment policies detailed below, each Fund may employ certain additional investment strategies which are discussed in "Investment Practices and Restrictions" below.

     The investment objective of EVERGREEN FLORIDA MUNICIPAL MONEY MARKET FUND is to seek to provide Florida residents an investment that is, to the extent possible, exempt from the Florida intangible personal property tax and to seek as high a level of current income exempt from regular federal income taxes, as is believed to be consistent with the preservation of capital, maintenance of liquidity and stability of principal.

     The investment objective of EVERGREEN NEW JERSEY MUNICIPAL MONEY MARKET FUND is to seek as high a level of current income exempt from regular federal income tax and, to the extent possible, from New Jersey gross income tax, as is believed to be consistent with the preservation of capital, maintenance of liquidity and stability of principal.

     Each of the Funds seeks to obtain its objective, by investing at least 80% of its net assets in high quality debt obligations issued by or on behalf of the state for which it is named or its counties, municipalities, authorities or other political subdivisions, and possessions of the U.S., and their authorities, agencies, instrumentalities and political subdivisions ("Municipal Securities") and in participation certificates in Municipal Securities purchased from banks, insurance companies or other financial institutions.

     Each Fund will invest in Municipal Securities determined to present minimal credit risk and which are, at the time of acquisition, eligible obligations under Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund normally invests its assets so that at least 80% of its annual interest income is exempt from federal income tax (other than the federal alternative minimum tax) and income tax of the state for which it is named.


     Each Fund will also comply with the diversification requirements prescribed by Rule 2a-7. However, the Funds are non-diversified and may invest a significant percentage of their assets in the obligations of a single issuer. Since each Fund invests primarily in obligations of the state for which it is named, its investments will be concentrated in one geographic area. The Funds will not invest in options, financial futures transactions or other similar "derivative" instruments except as otherwise provided herein.

     Ordinarily, up to 20% of the Fund's annual interest income may be subject to income tax for the state for which it is named or regular federal income tax. However, at all times under normal market conditions the percentage of the Funds' income and corresponding distributions which is tax-exempt will be very close to 100%. In addition, for temporary defensive purposes, the Funds may invest up to 100% of their total assets in such taxable obligations when, in the opinion of the investment advisor, it is advisable to do so because of market conditions. The types of taxable obligations in which the Funds may invest are limited to the following money market instruments which have remaining maturities not exceeding 397 days: (i) obligations of the U.S. government, its agencies or instrumentalities; (ii) negotiable certificates of deposit and bankers' acceptances of U.S. banks which have more than $1 billion in total assets at the time of investment and are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation; (iii) domestic and foreign U.S. dollar-denominated commercial paper rated "P-1" by Moody's Investors Service ("Moody's") or "A-1" or "A-1+" by Standard and Poor's Rating Services ("S&P") and (iv) repurchase agreements involving any of the foregoing portfolio obligations.

     The Funds do not intend to concentrate their investments in any one industry. However, from time to time, the Funds may invest 25% or more of their total assets in Municipal Securities which are related in such a way that an economic, business or political development or change affecting one such obligation would also affect the others. Two examples of obligations so related are (i) obligations, the interest on which is paid from revenues of similar type projects and (ii) obligations whose issuers are located in the same state.

     Because the taxable money market is a broader and more liquid market, and has a greater number of investors, issuers and market makers than the market for short-term tax-exempt Municipal Securities, the liquidity of the Funds may not be equal to that of a money market fund which invests exclusively in short-term taxable money market instruments. The more limited marketability of short-term tax-exempt Municipal Securities may make it difficult in certain circumstances to dispose of large investments advantageously. In general, tax-exempt Municipal Securities are also subject to credit risks such as the loss of credit ratings or possible default. In addition, an issuer of tax-exempt Municipal Securities may lose its tax-exempt status in the event of a change in the current tax laws.

INVESTMENT PRACTICES AND RESTRICTIONS

General. The Funds invest only in securities that have remaining maturities of 397 days (13 months) or less at the date of purchase. For this purpose, floating rate or variable rate obligations which are payable on demand, but which may otherwise have a stated maturity in excess of this period, will be deemed to have remaining maturities of less than 397 days pursuant to conditions established by the SEC. The Funds maintain a dollar-weighted average portfolio maturity of 90 days or less. The Funds follow these policies to maintain a stable net asset value of $1.00 per share, although there is no assurance they can do so on a continuing basis. The market value of the obligations in a Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates.


     The Funds will not invest in any obligations of or loan any of their portfolio obligations to First Union National Bank ("FUNB") or its affiliates (as defined in the 1940 Act) or any affiliates of the Funds. Subject to the limitations described, the Funds are permitted to invest in obligations of correspondent banks of FUNB (banks with which FUNB maintains a special bank servicing relationship) which are not affiliates of Evergreen Money Market Trust, its investment advisors or its distributor, but the Funds will not give preference in their investment selections to those obligations.

     After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the investment advisor will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by Moody's or S&P may change as a result of changes by such organizations of their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this prospectus and in the SAI.

     The ability of each Fund to meet its investment objective is necessarily subject to the ability of the issuers of securities in which the Fund invests to meet their payment obligations. In addition, the portfolio of each Fund will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by the Fund. Investors should recognize that, in periods of declining interest rates, the yield of a Fund will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the yield of a Fund will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.

Municipal Securities. Municipal Securities are municipal bonds, notes and commercial paper issued by or for states, territories and possessions of the U.S. including the District of Columbia and their political subdivisions, agencies and instrumentalities. Municipal bonds include fixed, variable or floating rate general obligation and revenue bonds. General obligation bonds are used to support the government's general financial needs and are supported by the full faith and credit of the municipality. General obligation bonds are repaid from the issuer's general unrestricted revenues. Payment, however, may be dependent upon legislative approval and may be subject to limitations on the issuer's taxing power. Revenue bonds are used to finance public works and certain private facilities. In contrast to general obligation bonds, revenue bonds are repaid only with the revenue generated by the project financed.

     Municipal notes include tax anticipation notes, bond anticipation notes and revenue anticipation notes. Municipal commercial paper obligations are unsecured promissory notes issued by municipalities to meet short-term credit needs.

     Since the Funds invest in Municipal Securities, you should be aware of the risks associated with investing in such securities. The value of municipal bonds tends to go up when interest rates go down and vice versa. An issuer's failure to make such payment due to political development or fiscal mismanagement could affect its ability to make prompt payments of interest and principal. Those events could also affect the market value of the security. Moreover, the market for municipal bonds is often thin and can be temporarily affected by large purchases and sales, including those by a Fund.

     Opinions relating to the validity of Municipal Securities and to the exclusion of interest thereon from federal and state personal income taxes are rendered by counsel to the respective issuers at the time of issuance. Neither the Funds, Evergreen Money Market Trust, nor the investment advisor will review the proceedings relating to the issuance of Municipal Securities or the basis for such opinions.

Special Risk Factors Related to Investing in Municipal Securities Issued by the State of Florida or New Jersey


     It should be noted that Municipal Securities may be adversely affected by local political and economic conditions and developments within a state. For example, adverse conditions in a significant industry within Florida or New Jersey may from time to time have a corresponding adverse effect on specific issuers within that state or on anticipated revenue to the state itself; conversely, an improving economic outlook for a significant industry may have a positive effect on such issuers or revenues.


Florida. Under current law, the State of Florida is required to maintain a balanced budget so that current expenses are met from current revenues. Florida does not currently impose a tax on personal income. It does impose a tax on corporate income derived from activities within the State. In addition, Florida imposes an ad valorem tax on certain intangible property as well as sales and use taxes. These taxes are the principal source of funds to meet State expenses, including repayment of, and interest on, obligations backed solely by the full faith and credit of the State.


     Florida's Constitution permits the issuance of state municipal obligations pledging the full faith and credit of the State, with a concurring vote by the respective electors, to finance or refinance capital projects authorized by the Legislature. The State Constitution also provides that the Legislature shall appropriate monies sufficient to pay debt service on state bonds pledging the full faith and credit of the State as they become due. All State tax revenues, other than trust funds dedicated by the State Constitution for other purposes, are available for such an appropriation, if required.


     On the other hand, municipalities and other political subdivisions of the State principally rely on combination of ad valorem taxes on real property, user fees and occupational license fees to meet their day-to-day expenses including the repayment of principal of, and interest on, their obligations backed by their full faith and credit. (Revenue bonds, of course, are dependent on the revenue generated by a specific facility or enterprise.)


     Florida has experienced substantial population increases as a result of migration to Florida from other areas of the U.S. and from foreign countries. This population growth is expected to continue, and it is anticipated that corresponding increases in State revenues will be necessary during the next decade to meet increased burdens on the various public and social services provided by the State.




New Jersey. New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The State's central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make the State an attractive location for corporate headquarters and international business offices. Historically, New Jersey's average per capita income has been well above the national average, and in 1996 the State ranked second among the states in per capita personal income.


     While New Jersey's economy continued to expand during the late 1980's the level of growth slowed considerably after 1987. The onset of recession caused an acceleration of job losses in previously growing sectors. However, in recent years conditions have slowly improved, and the rate of unemployment has decreased.


     The State operates a General Fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund.


     Florida and New Jersey's ability to meet increasing expenses will be dependent in part upon each state's continued ability to foster business and economic growth. An expanded discussion of the risk factors associated with investments in each of the states is contained in the SAI.

Floating Rate and Variable Rate Obligations. Each Fund may invest in certain variable rate and floating rate securities with or without demand features. These variable rate securities do not have fixed interest rates; rather, interest rates fluctuate based upon changes in specified market rates, such as the prime rate, or are adjusted at predesignated periodic intervals. Such securities must comply with conditions established by the SEC under which they may be considered to have remaining maturities of 397 days or less. Certain of these obligations may carry a demand feature that gives the Fund the right to demand repayment of the principal amount of the security prior to its maturity date. The demand obligation may or may not be backed by letters of credit or other guarantees of banks or other financial institutions. Such guarantees may enhance the quality of the security. Each Fund currently limits the value of its investments in any floating or variable rate securities which are not readily marketable and in all other not readily marketable securities to 10% of its net assets.

Stand-by Commitments. The Funds may also acquire "stand-by commitments" with respect to Municipal Securities held in their portfolio. Under a stand-by commitment, a dealer agrees to purchase, at a Fund's option, specified Municipal Securities at a specified price. Failure of the dealer to purchase such Municipal Securities may result in a Fund incurring a loss or missing an opportunity to make an alternative investment. Each Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, a Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held in each Fund's portfolio will not exceed 10% of the value of the Fund's total assets calculated immediately after each stand-by commitment is acquired. The Funds will maintain cash or liquid securities in a segregated account with its custodian in an amount equal to such commitments. The Funds will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Funds' investment advisor, present minimal credit risks.


Repurchase Agreements. The Funds may invest in repurchase agreements. A repurchase agreement is an agreement by which a Fund purchases a security (usually U.S. government obligations) for cash and obtains a simultaneous commitment from the seller (usually a bank or broker-dealer) to repurchase the security at an agreed-upon price and specified future date. The repurchase price reflects an agreed-upon interest rate for the time period of the agreement. The Fund's risk is the inability of the seller to pay the agreed-upon price on the delivery date. However, this risk is tempered by the ability of the Fund to sell the security in the open market in the case of a default. In such a case, the Fund may incur costs in disposing of the security which would increase Fund expenses. The Fund's investment advisor will monitor the creditworthiness of the firms with which the Fund enters into repurchase agreements.

Securities Lending. To generate income and offset expenses, each Fund may lend obligations to broker-dealers and other financial institutions. Loans of obligations by a Fund may not exceed 33 1/3% of the value of the Fund's total assets. While obligations are on loan, the borrower will pay the Fund any income accruing on the security. Also, the Fund may invest any collateral it receives in additional obligations. Gains or losses in the market value of a lent security will affect the Fund and its shareholders. When a Fund lends its obligations, it runs the risk that it may not be able to retrieve the obligations on a timely basis possibly losing the opportunity to sell the obligations at a desirable price. Also, if the borrower files for bankruptcy or becomes insolvent, the Fund's ability to dispose of the obligations may be delayed.


When-Issued Securities. Each Fund may enter into transactions whereby it commits to buying a security, but does not pay for or take delivery of the security until some specified date in the future. The value of these securities is subject to market fluctuations during this period and no income accrues to the Funds until settlement. At the time of settlement, a when-issued security may be valued at less than its purchase price. When entering into these transactions, the Funds rely on the other party to consummate the transaction; if the other party fails to do so, the Funds may be disadvantaged. Each Fund does not intend to purchase when-issued securities for speculative purposes, but only in furtherance of its investment objective.

Illiquid Securities. Each Fund may invest up to 10% of its net assets in illiquid securities and other securities which are not readily marketable. Repurchase agreements with maturities longer than seven days will be included for the purpose of the foregoing 10% limit. The inability of the Funds to dispose of illiquid investments readily or at a reasonable price could impair the Funds' ability to raise cash for redemptions or other purposes.


Restricted Securities. The Funds may invest in restricted securities, including securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resale by large institutional investors of securities not publicly traded in the U.S. The Funds' investment advisor determines the liquidity of

Rule 144A securities according to guidelines and procedures adopted by the Board of Trustees of Evergreen Money Market Trust. The Board of Trustees monitors the investment advisor's application of those guidelines and procedures. Securities eligible for resale pursuant to Rule 144A, which the Funds' investment advisor has determined to be liquid or readily marketable, are not subject to the 10% limit on illiquid securities.


Borrowing. Each Fund may borrow from banks in an amount up to 33 1/3% of its total assets, taken at market value. Each Fund may also borrow an additional 5% of its total assets from banks or others. A Fund may only borrow as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. A Fund will not purchase obligations while outstanding borrowings exceed 5% of its total assets except to exercise prior commitments and to exercise subscription rights.


Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements. A reverse repurchase agreement is an agreement by a Fund to sell a security and repurchase it at a specified time and price. A Fund could lose money if the market values of the obligations it sold decline below their repurchase prices. Reverse repurchase agreements may be considered a form of borrowing, and, therefore, a form of leverage. Leverage may magnify gains or losses of the Fund.

Investing in Securities of Other Investment Companies. The Funds may invest in securities of other investment companies. As a shareholder of another investment company, a Fund would pay its portion of the other investment company's expenses. These expenses would be in addition to the expenses that the Fund currently bears concerning its own operations and may result in some duplication of fees.

Other Investment Restrictions. Each Fund has adopted additional investment restrictions that are set forth in the SAI.

-------------------------------------------------------------------------------

                      ORGANIZATION AND SERVICE PROVIDERS

-------------------------------------------------------------------------------

ORGANIZATION

Fund Structure. Each Fund is an investment pool, which invests shareholders' money toward a specified goal. In technical terms, each Fund is a non-diversified series of an open-end management investment company, called Evergreen Money Market Trust (the "Trust"). The Trust is a Delaware business trust organized on September 18, 1997.


Board of Trustees. The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee the Funds' activities, reviewing, among other things, each Fund's performance and its contractual arrangements with various service providers.

Shareholder Rights. All shareholders have equal voting, liquidation and other rights. Each share is entitled to one vote for each dollar of net asset value applicable to such share. Shareholders may exchange shares as described under "Exchanges," but will have no other preference, conversion, exchange or preemptive rights. When issued and paid for, shares will be fully paid and nonassessable. Shares of the Funds are redeemable, transferable and freely assignable as collateral. The Trust may establish additional classes or series of shares.

     The Funds do not hold annual shareholder meetings; the Funds may, however, hold special meetings for such purposes as electing or removing Trustees, changing fundamental policies and approving investment advisory agreements or 12b-1 plans. In addition, the Funds are prepared to assist shareholders in communicating with one another for the purpose of convening a meeting to elect Trustees.

SERVICE PROVIDERS

Investment Advisors. The investment advisor of EVERGREEN FLORIDA MUNICIPAL MONEY MARKET FUND and EVERGREEN NEW JERSEY MUNICIPAL MONEY MARKET FUND is the Capital Management Group of FUNB, a subsidiary of First Union Corporation ("First Union"). FUNB is located at 201 South College Street, and First Union is located at 301 South College St., Charlotte, North Carolina 28288-0630. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the U.S.

     FUNB manages the investments for and supervises the daily business affairs of the Funds and, as compensation therefore is entitled to receive an annual fee of 0.45% of each Fund's average daily net assets.

Administrator. Evergreen Investment Services, Inc. ("EIS"), 200 Berkeley St., Boston, Massachusetts, 02116, serves as administrator to the Funds. As administrator, and subject to the supervision and control of the Trust's Board of Trustees, EIS provides the Funds with facilities, equipment and personnel. For its services as administrator, EIS is entitled to receive a fee based on the aggregate average daily net assets of the Funds at a rate based on the total assets of all mutual funds administered by EIS for which any affiliate of FUNB serves as investment advisor. The administration fee is calculated in accordance with the following schedule:

                     .050%   of the first $7 billion
                     .035%   on the next $3 billion
                     .030%   on the next $5 billion
                     .020%   on the next $10 billion
                     .015%   on the next $5 billion and
                     .010%   on assets in excess of $30 billion

Transfer Agent and Dividend Disbursing Agent. Evergreen Service Company ("ESC"), 200 Berkeley Street, Boston, Massachusetts 02116-5034, acts as the Funds' transfer agent and dividend disbursing agent. ESC is an indirect, wholly-owned subsidiary of First Union.

Custodian. State Street Bank and Trust Company ("State Street"), P.O. Box 9021, Boston, Massachusetts 02205-9827, acts as the Funds' custodian.

Principal Underwriter. Evergreen Distributor, Inc. ("EDI"), a subsidiary of The BISYS Group, Inc., located at 125 West 55th Street, New York, New York 10019, is the principal underwriter of the Funds. EDI is not affiliated with First Union.




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                       PURCHASE AND REDEMPTION OF SHARES

-------------------------------------------------------------------------------

HOW TO BUY SHARES

     Eligible investors may purchase Class Y shares of any Fund through broker-dealers, banks or other financial intermediaries, or directly through EDI. In addition, investors may purchase Class Y shares of a Fund by mailing to that Fund, c/o ESC, P.O. Box 2121, Boston, Massachusetts 02106-2121, a completed application and a check payable to the Fund. You may also telephone
(800) 343-2898 to obtain the number of an account to which you can wire or electronically transfer funds and then send in a completed application. The minimum initial investment is $1,000, which may be waived in certain situations. Subsequent investments in any amount may be made by check, by wiring federal funds, by direct deposit or by an electronic funds transfer.


     Class Y shares are offered at net asset value without a front-end sales charge or a contingent deferred sales load. Class Y shares are only offered to
(1) persons who at or prior to December 31, 1994, owned shares in a mutual fund advised by Evergreen Asset Management Corp. ("Evergreen Asset"), (2) certain institutional investors and (3) investment advisory clients of FUNB, Evergreen Asset or their affiliates.


     There is no minimum amount for subsequent investments. Investments of $25 or more are allowed under the Systematic Investment Plan. Share certificates are not issued. See the application for more information. Only Class Y shares are offered through this prospectus (see "General Information"--"Other Classes of Shares").



How the Funds Value Their Shares. The net asset value of shares of a Fund for purposes of both purchases and redemptions is determined twice daily, at 12:00 p.m. (eastern time) and promptly after the regular close of the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. eastern time) each business day, i.e., any weekday exclusive of days on which the Exchange or State Street is closed. The Exchange is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is calculated by taking the sum of the values of a Fund's investments and any cash and other assets, subtracting liabilities, and dividing by the total number of shares outstanding. All expenses, including the fees payable to each Fund's investment advisor, are accrued daily. The obligations in a Fund's portfolio are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter a constant straight-line amortization of any discount or premium is assumed each day regardless of the impact of fluctuating interest rates on the market value of the security. The market value of the obligations in a Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates. As a result, the market value of the obligations in a Fund's portfolio may vary from the value determined using the amortized cost method.

Additional Purchase Information. As a condition of this offering, if a purchase is canceled due to nonpayment or because an investor's check does not clear, the investor will be responsible for any loss a Fund or its investment advisor incurs. If such investor is an existing shareholder, a Fund may redeem shares from an investor's account to reimburse the Fund or its investment advisor for any loss. In addition, such investors may be prohibited or restricted from making further purchases in any of the Evergreen funds. The Funds will not accept third party checks other than those payable directly to a shareholder whose account has been in existence at least 30 days.

HOW TO REDEEM SHARES

     You may "redeem" (i.e., sell) your shares in a Fund to the Fund for cash at their net redemption value on any day the Exchange is open, either directly by writing to the Fund, c/o ESC, or through your financial intermediary. The amount you will receive is based on the net asset value adjusted for fractions of a cent next calculated after the Fund receives your request in proper form. Proceeds generally will be sent to you within seven days. However, for shares recently purchased by check, a Fund will not send proceeds until it is reasonably satisfied that the check has been collected (which may take up to 15 days). Once a redemption request has been telephoned or mailed, it is irrevocable and may not be modified or canceled.

Redeeming Shares Through Your Financial Intermediary. A Fund must receive instructions from your financial intermediary before 4:00 p.m. (eastern time) for you to receive that day's net asset value. Your financial intermediary is responsible for furnishing all necessary documentation to the Fund and may charge you for this service. Certain financial intermediaries may require that you give instructions earlier than 4:00 p.m. (eastern time).

Redeeming Shares Directly by Mail or Telephone. You may redeem by mail by sending a signed letter of instruction or stock power form to a Fund, c/o ESC (the registrar, transfer agent and dividend-disbursing agent for each Fund). Stock power forms are available from your financial intermediary, ESC, and many commercial banks. Additional documentation is required for the sale of shares by corporations, financial intermediaries, fiduciaries and surviving joint owners. Signature guarantees are required for all redemption requests for shares with a value of more than $50,000. Currently, the requirement for a signature guarantee has been waived on redemptions of $50,000 or less when the account address of record has been the same for a minimum period of 30 days. Each Fund and ESC reserve the right to withdraw this waiver at any time. A signature guarantee must be provided by a bank or trust company (not a Notary Public), a member firm of a domestic stock exchange or by other financial institutions whose guarantees are acceptable under the Securities Exchange Act of 1934 and ESC's policies.

     Shareholders may redeem amounts of $1,000 or more (up to $50,000) from their accounts by calling the telephone number on the front page of this prospectus between the hours of 8:00 a.m. and 6:00 p.m. (eastern time) each business day (i.e., any weekday exclusive of days on which the Exchange or ESC's offices are closed). Redemption requests received after 4:00 p.m. (eastern time) will be processed using the net asset value determined on the next business day. Such redemption requests must include the shareholder's account name, as registered with a Fund, and the account number. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone redemptions. If you cannot reach a Fund by telephone, you should follow the procedures for redeeming by mail or through a broker-dealer as set forth herein. The telephone redemption service is not made available to shareholders automatically. Shareholders wishing to use the telephone redemption service must complete the appropriate sections on the application and choose how the redemption proceeds are to be paid. Redemption proceeds will be either (1) mailed by check to the shareholder at the address in which the account is registered or (2) wired to an account with the same registration as the shareholder's account in a fund at a designated commercial bank.


     In order to insure that instructions received by ESC are genuine when you initiate a telephone transaction, you will be asked to verify certain criteria specific to your account. At the conclusion of the transaction, you will be given a transaction number confirming your request, and written confirmation of your transaction will be mailed the next business day. Your telephone instructions will be recorded. Redemptions by telephone are allowed only if the address and bank account of record have been the same for a minimum period of 30 days. Each Fund reserves the right at any time to terminate, suspend, or change the terms of any redemption method described in this prospectus, except redemption by mail, and to impose fees.

     Except as otherwise noted, the Funds, ESC and EDI will not assume responsibility for the authenticity of any instructions received by any of them from a shareholder in writing, over the Evergreen Express Line (described below), or by telephone. ESC will employ reasonable procedures to confirm that instructions received over the Evergreen Express Line or by telephone are genuine. The Funds, ESC and EDI will not be liable when following instructions received over the Evergreen Express Line or by telephone that ESC reasonably believes are genuine.

Evergreen Express Line. The Evergreen Express Line offers you specific fund account information and price and yield quotations as well as the ability to do account transactions, including investments, exchanges and redemptions. You may access the Evergreen Express Line by dialing toll-free (800) 346-3858 on any touch-tone telephone, 24 hours a day, seven days a week.


General. The sale of shares is a taxable transaction for federal income tax purposes. The Funds may temporarily suspend the right to redeem their shares when (1) the Exchange is closed, other than customary weekend and holiday closings; (2) trading on the Exchange is restricted; (3) an emergency exists and the Funds cannot dispose of their investments or fairly determine their value; or (4) the SEC so orders. The Funds reserve the right to close an account that through redemption has fallen below $1,000 and has remained so for 30 days. Shareholders will receive 60 days' written notice to increase the account value to at least $1,000 before the account is closed. The Funds have elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash, up to the lesser of $250,000 or 1% of a Fund's total net assets, during any 90-day period for any one shareholder.

EXCHANGE PRIVILEGE

How to Exchange Shares. You may exchange some or all of your shares for shares of the same class in other Evergreen funds through your financial intermediary, by calling or writing to ESC, or by using the Evergreen Express Line as described above. Once an exchange request has been telephoned or mailed, it is irrevocable and may not be modified or canceled. Exchanges will be made on the basis of the relative net asset values of the shares exchanged next determined after an exchange request is received. An exchange which represents an initial investment in another Evergreen fund is subject to the minimum investment and suitability requirements of each Fund.


     Each of the Evergreen funds has different investment objectives and policies. For more complete information, a prospectus of the fund into which an exchange will be made should be read prior to the exchange. An exchange order must comply with the requirement for a redemption or repurchase order and must specify the dollar value or number of shares to be exchanged. An exchange is treated for federal income tax purposes as a redemption and purchase of shares and may result in the realization of a capital gain or loss. Shareholders are limited to five exchanges per calendar year, with a maximum of three per calendar quarter. This exchange privilege may be modified or discontinued at any time by a Fund upon 60 days' notice to shareholders and is only available in states in which shares of the fund being acquired may lawfully be sold.

Exchanges Through Your Financial Intermediary. A Fund must receive exchange instructions from your financial intermediary before 4:00 p.m. (eastern time) for you to receive that day's net asset value. Your financial intermediary is responsible for furnishing all necessary documentation to the Fund and may charge you for this service.

Exchanges By Telephone And Mail. Exchange requests received by a Fund after 4:00 p.m. (eastern time) will be processed using the net asset value determined at the close of the next business day. During periods of drastic economic or market changes, shareholders may experience difficulty in effecting telephone exchanges. You should follow the procedures outlined below for exchanges by mail if you are unable to reach ESC by telephone. If you wish to use the telephone exchange service you should indicate this on the application. As noted above, each Fund will employ reasonable procedures to confirm that instructions for the redemption or exchange of shares communicated by telephone are genuine. A telephone exchange may be refused by a Fund or ESC if it is believed advisable to do so. Procedures for exchanging Fund shares by telephone may be modified or terminated at any time. Written requests for exchanges should follow the same procedures outlined for written redemption requests in the section entitled "How to Redeem Shares;" however, no signature guarantee is required.

SHAREHOLDER SERVICES

     The Funds offer the following shareholder services. For more information about these services or your account, contact your financial intermediary, ESC or call the toll-free number on the front page of this prospectus. Some services are described in more detail in the application.

Systematic Investment Plan. Under a Systematic Investment Plan, you may invest as little as $25 per month to purchase shares of a Fund with no minimum initial investment required.

Telephone Investment Plan. You may make investments into an existing account electronically in amounts of not less than $100 or more than $10,000 per investment. Telephone investment requests received by 4:00 p.m. (eastern time) will be credited to a shareholder's account the day the request is received.

Systematic Withdrawal Plan. When an account of $10,000 or more is opened or when an existing account reaches that size, you may participate in the Systematic Withdrawal Plan (the "Withdrawal Plan") by filling out the appropriate part of the application. Under this Withdrawal Plan, you may receive (or designate a third party to receive) a monthly or quarterly fixed-withdrawal payment in a stated amount of at least $75 and as much as 1.00% per month or 3.00% per quarter of the total net asset value of the Fund shares in your account when the Withdrawal Plan was opened. Fund shares will be redeemed as necessary to meet withdrawal payments. All participants must elect to have their dividends and capital gains distributions reinvested automatically.


Automatic Reinvestment Plan. For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of a Fund at the net asset value per share at the close of business on the record date, unless otherwise requested by a shareholder in writing. If the transfer agent does not receive a written request for subsequent dividends and/or distributions to be paid in cash at least three full business days prior to a given record date, the dividends and/or distributions to be paid to a shareholder will be reinvested.

Dollar Cost Averaging. Through dollar cost averaging you can invest a fixed dollar amount each month or each quarter in any Evergreen fund. This results in more shares being purchased when the selected fund's net asset value is relatively low and fewer shares being purchased when the fund's net asset value is relatively high and may result in a lower average cost per share than a less systematic investment approach.

     Prior to participating in dollar cost averaging, you must establish an account in an Evergreen fund. You should designate on the application (i) the dollar amount of each monthly or quarterly investment you wish to make, and
(ii) the fund in which the investment is to be made. Thereafter, on the first day of the designated month, an amount equal to the specified monthly or quarterly investment will automatically be redeemed from your initial account and invested in shares of the designated fund.

Two Dimensional Investing. You may elect to have income and capital gains distributions from any class of Evergreen fund shares you own automatically invested to purchase the same class of shares of any other Evergreen fund. You may select this service on your application and indicate the Evergreen fund(s) into which distributions are to be invested.

Tax Sheltered Retirement Plans. The Funds have various retirement plans available to eligible investors, including Individual Retirement Accounts
(IRAs); Rollover IRAs; Simplified Employee Pension Plans (SEPs); Savings Incentive Match Plan for Employees (SIMPLEs); Tax Sheltered Annuity Plans; 403(b)(7) Plans; 401(k) Plans; Keogh Plans; Profit-Sharing Plans; Medical Savings Accounts; Pension and Target Benefit and Money Purchase Plans. For details, including fees and application forms, call toll-free (800) 247-4075 or write to ESC.


BANKING LAWS

     The Glass-Steagall Act and other banking laws and regulations presently prohibit member banks of the Federal Reserve System ("Member Banks") or their non-bank affiliates from sponsoring, organizing, controlling, or distributing the shares of registered open-end investment companies such as the Funds. Such laws and regulations also prohibit banks from issuing, underwriting or distributing obligations in general. However, under the Glass-Steagall Act and such other laws and regulations, a Member Bank or an affiliate thereof may act as investment advisor, transfer agent or custodian to a registered open-end investment company and may also act as agent in connection with the purchase of shares of such an investment company upon the order of their customer. FUNB and its affiliates are subject to and in compliance with the aforementioned laws and regulations.

     Changes to applicable laws and regulations or future judicial or administrative decisions could result in FUNB and its affiliates being prevented from continuing to perform the services required under the investment advisory contract or from acting as agent in connection with the purchase of shares of a Fund by their customers. If FUNB and its affiliates were prevented from continuing to provide the services called for under the investment advisory agreement, it is expected that the Trustees would identify, and call upon each Fund's shareholders to approve, a new investment advisor. If this were to occur, it is not anticipated that the shareholders of any Fund would suffer any adverse financial consequences.

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                               OTHER INFORMATION

-------------------------------------------------------------------------------

DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Funds declare substantially all of their net income as dividends on each business day. Such dividends are paid monthly. Net investment income, for dividend purposes, includes accrued interest and any market discount or premium that day, less the estimated expenses of a Fund. Gains or losses realized upon the sale of portfolio obligations are not included in net investment income, but are reflected in the net asset value of a Fund's shares. Distributions of any net realized capital gains will be made annually or more frequently. The amount of dividends may fluctuate from day to day, and the dividend may be omitted on a day where Fund expenses exceed investment income. Dividends and distributions generally are taxable in the year in which they are paid, except any dividends paid in January that were declared in the previous calendar quarter will be treated as paid in the immediately preceding December.

     Dividends will be automatically reinvested in full and fractional shares of a Fund on the last business day of each month. However, shareholders who so inform the transfer agent in writing may have their dividends paid out in cash monthly. Shareholders who invest by check will be credited with a dividend on the business day following initial investment. Shareholders will receive dividends on investments made by federal funds bank wire the same day the wire is received provided that wire purchases are received by State Street by 12:00 p.m. (eastern time). Shares purchased by qualified institutions via telephone as described in "How to Purchase Shares" will receive the dividend declared on that day if the telephone order is placed by 12:00 p.m. (eastern time), and federal funds are received by 4:00 p.m. (eastern time). All other wire purchases received after 12:00 p.m. (eastern time) will earn dividends beginning the following business day. Dividends accruing on the day of redemption will be paid to redeeming shareholders except for redemptions by check and where proceeds are wired the same day. (See "How to Redeem Shares.")

     Each Fund intends to qualify to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). While so qualified, it is expected that each Fund will not be required to pay any federal income taxes on that portion of its investment company taxable income and any net realized capital gains it distributes to shareholders. The Code imposes a 4% nondeductible excise tax on regulated investment companies, such as the Funds, to the extent they do not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements. The excise tax generally does not apply to the tax-exempt income of a regulated investment company (such as the Funds) that pays exempt-interest dividends.

     The Funds will designate and pay exempt-interest dividends derived from interest earned on qualifying tax-exempt obligations. Such exempt-interest dividends may be excluded by shareholders of the Funds from their gross income for federal income tax purposes. However, (1) all or a portion of such exempt-interest dividends may be a specific preference item for purposes of the federal individual and corporate alternative minimum taxes to the extent that they are derived from certain types of private activity bonds issued after August 7, 1986, and (2) all exempt-interest dividends will be a component of "adjusted current earnings" for purposes of the federal corporate alternative minimum tax. Dividends paid from taxable income, if any, and distributions of any net realized short-term capital gains (whether from tax-exempt or taxable) are taxable as ordinary income, even though received in additional Fund shares. Market discount recognized on taxable and tax-free bonds is taxable as ordinary income, not as excludable income.

     Following the end of each calendar year, every shareholder of the Funds will be sent applicable tax information and information regarding the dividends and capital gains distributions made during the calendar year. Under current law, the highest federal income tax rate applicable to net long-term capital gains realized by individuals is 20%. The rate applicable to corporations is 35%. Since the Funds' gross income is ordinarily expected to be interest income, it is not expected that the 70% dividends-received deduction for corporations will be applicable. Specific questions should be addressed to the investor's own tax advisor.

     Each Fund is required by federal law to withhold 31% of reportable payments (which may include dividends, capital gains distributions and certain redemptions) paid to certain shareholders. In order to avoid this backup withholding requirement, the investor must certify on the application, or on a separate form supplied by State Street, that the investor's social security number or taxpayer identification number is correct and that the investor is not currently subject to backup withholding or is exempt from backup withholding.

     Set forth below are brief descriptions of the personal income tax status of an investment in each of the Funds under Florida and New Jersey tax laws currently in effect. Income from a Fund is not necessarily free from state income taxes in states other than its designated state. State laws differ on this issue, and shareholders are urged to consult their own tax advisors regarding the status of their accounts under state and local laws.

     EVERGREEN NEW JERSEY MUNICIPAL MONEY MARKET FUND. For individual shareholders in any year in which the Fund satisfies the requirements for treatment as a "qualified investment fund" under New Jersey law, distributions from the Fund will be exempt from the New Jersey Gross Income Tax to the extent such distributions are attributable to interest or gains from (i) obligations issued by or on behalf of the State of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation, corporate body or political subdivision of New Jersey or (ii) obligations that are otherwise statutorily exempt from state or local taxation or under the laws of the U.S. To be classified as a qualified investment fund, at least 80% of the Fund's investments must consist of such obligations. Distributions by a qualified investment fund that are attributable to most other sources will be subject to the New Jersey gross income tax. If the Fund continues to qualify as a qualified investment fund, any gain realized on the redemption or sale of its shares will not be subject to the New Jersey gross income tax. Corporate shareholders will be subject to a corporate franchise tax on distributions from and on gains from sales of the shares in the Fund. The Fund's shares are not subject to property taxation by New Jersey or its political subdivisions.


     EVERGREEN FLORIDA MUNICIPAL MONEY MARKET FUND. Florida does not currently impose a state income tax on individuals. Thus, individual shareholders of the Fund will not be subject to any Florida state income tax on distributions received from the Fund. However, certain distributions will be taxable to corporate shareholders which are subject to Florida corporate income tax. Florida currently imposes an intangibles tax at the annual rate of 0.20% on certain securities and other intangible assets owned by Florida residents. Certain types of tax exempt securities of Florida issuers, U.S. government securities and tax exempt securities issued by certain U.S. territories and possessions are exempt from this intangibles tax. Shares of the Fund will also be exempt from the Florida intangibles tax if the portfolio consists exclusively of securities exempt from the intangibles tax on the last business day of the calendar year. If the portfolio consists of any assets which are not so exempt on the last business day of the calendar year, however, only the portion of the shares of the Fund which relate to securities issued by the U.S. and its possessions and territories will be exempt from the Florida intangibles tax, and the remaining portion of such shares will be fully subject to the intangibles tax, even if they partly relate to Florida tax exempt securities.


     Statements describing the tax status of shareholders' dividends and distributions will be mailed annually by the Funds. These statements will set forth the amount of income exempt from federal and if applicable, state taxation, and the amount, if any, subject to federal and state taxation. Moreover, to the extent necessary, these statements will indicate the amount of exempt-interest dividends which are a specific preference item for purposes of the federal individual and corporate alternative minimum taxes. The exemption of interest income for federal income tax purposes does not necessarily result in exemption under the income or other tax law of any state or local taxing authority.

     The foregoing discussion of federal and state income tax consequences is based on tax laws and regulations in effect on the date of this prospectus and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, you should also review the discussion of "Additional Tax Information" contained in the SAI.

GENERAL INFORMATION

Portfolio Transactions. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, a Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

Other Classes of Shares. The Funds each offer two classes of shares, Class A and Class Y. Class A shares are offered through a separate prospectus. Investors should call the telephone number on the front page of this prospectus to obtain more information on other classes of shares. The dividends payable with respect to Class A shares will be less than those payable with respect to Class Y shares due to the distribution and shareholder servicing related expenses borne by Class A shares and the fact that such expenses are not borne by Class Y shares.

Performance Information. From time to time, a Fund may quote its yield in advertisements, reports or other communications to shareholders. Yield is computed separately for each class of shares. Yield information may be useful in reviewing the performance of a Fund and for providing a basis for comparison with other investment alternatives. However, since net investment income of a Fund changes in response to fluctuations in interest rates and Fund expenses, any given yield quotation should not be considered representative of a Fund's yields for any future period.


     The method of calculating each Fund's yield is set forth in the SAI. Before investing in a Fund, the investor may want to determine which investment -- tax-free or taxable -- will result in a higher after-tax return. To do this, the yield on the tax-free investment should be divided by the decimal determined by subtracting from 1 the highest federal tax rate to which the investor currently is subject. For example, if the tax-free yield is 6% and the investor's maximum tax bracket is 36%, the computation is:

      6% Tax-Free Yield/(1 - .36 Tax Rate) = 6/.64 = 9.38% Taxable Yield.

     In this example, the investor's after-tax return will be higher from the 6% tax-free investment if available taxable yields are below 9.38%. Conversely, the taxable investment will provide a higher return when taxable yields exceed 9.38%. This is only an example and is not necessarily reflective of a Fund's yield. The tax equivalent yield will be lower for investors in the lower income brackets.

     Comparative performance information may also be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., IBC/Donoghue's Money Fund Report, Bank Rate Monitor and other industry publications.

     In marketing a Fund's shares, information may be provided that is designed to help individuals understand their investment goals and explore various financial strategies. Such information may include publications describing general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; a questionnaire designed to help create a personal financial profile; and an action plan offering investment alternatives. The information provided to investors may also include discussions of other Evergreen funds, products, and services, which may include: retirement investing; brokerage products and services; the effects of periodic investment plans and dollar cost averaging; saving for college; and charitable giving. In addition, the information provided to investors may quote financial or business publications and periodicals, including model portfolios or allocations, as they relate to fund management, investment philosophy, and investment techniques. EDI may also reprint, and use as advertising and sales literature, articles from Evergreen Events, a quarterly magazine provided to Evergreen fund shareholders.

Year 2000 Risks. Like other investment companies, financial and business organizations and individuals around the world, the Funds could be adversely affected if the computer systems used by the Funds' investment advisor and the Funds' other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Funds' investment advisor is taking steps to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Funds' other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds.


Additional Information. This prospectus and the SAI, which has been incorporated by reference herein, do not contain all the information set forth in the Registration Statement filed by the Trust with the SEC under the 1933 Act, as amended. Copies of the Registration Statement may be obtained at a reasonable charge from the SEC or may be examined, without charge, at the offices of the SEC in Washington, D.C.

INVESTMENT ADVISOR

Capital Management Group of First Union National Bank, 201 South College Street, Charlotte, North Carolina 28288-0630

CUSTODIAN
State Street Bank and Trust Company, P.O. Box 9021, Boston, Massachusetts 02205-9827

TRANSFER AGENT
Evergreen Service Company, 200 Berkeley Street, Boston, Massachusetts, 02116-
5034

LEGAL COUNSEL
Sullivan & Worcester LLP, 1025 Connecticut Avenue, N.W., Washington, D.C. 20036

INDEPENDENT AUDITORS

KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110

DISTRIBUTOR
Evergreen Distributor, Inc., 125 W. 55th Street, New York, New York 10019

37427                                                             545467RV0


                             EVERGREEN MONEY MARKET TRUST

                                 200 Berkeley Street
                             Boston, Massachusetts 02116
                                 (800) 633-2700

                    STATEMENT OF ADDITIONAL INFORMATION

                                 October 15, 1998

          Evergreen Florida Municipal Money Market Fund ("Florida Fund")
       Evergreen New Jersey Municipal Money Market Fund ("New Jersey Fund")
                     (Each a "Fund"; together, the "Funds")


        Each Fund is a series of an open-end management investment company known as Evergreen Money Market Trust (the "Trust").

         This statement of additional information ("SAI") pertains to all classes of shares of the Funds listed above. It is not a prospectus and should be read in conjunction with the prospectuses dated October 15, 1998 for the Fund in which you are making or contemplating an investment. The Funds are offered through two separate prospectuses: one offering class A shares of each Fund and one offering class Y shares of each Fund. You may obtain any of these prospectuses from Evergreen Distributor, Inc.



                                                       24465

                                                 TABLE OF CONTENTS

INVESTMENT POLICIES.......................................................... 3
     Fundamental Investment Policies......................................... 3
     Additional Information on Securities and Investment Practices........... 5
MANAGEMENT OF THE TRUST...................................................... 8
PRINCIPAL HOLDERS OF FUND SHARES.............................................12
INVESTMENT ADVISORY AND OTHER SERVICES.......................................12
     Investment Advisor......................................................12
     Investment Advisory Agreements..........................................12
     Distributor.............................................................13
     Distribution Plans and Agreements.......................................13
     Additional Service Providers............................................14
BROKERAGE....................................................................15
     Selection of Brokers....................................................15
     Brokerage Commissions...................................................15
     General Brokerage Policies..............................................15
TRUST ORGANIZATION...........................................................16
     Form of Organization....................................................16
     Description of Shares...................................................16
     Voting Rights...........................................................16
     Limitation of Trustees' Liability.......................................17
PURCHASE, REDEMPTION AND PRICING OF SHARES...................................17
     How the Funds Offer Shares to the Public................................17
     Purchase Alternatives...................................................17
     Exchanges...............................................................17
     Calculation of Net Asset Value Per Share ("NAV")....................... 18
     Valuation of Portfolio Securities.......................................18
     Shareholder Services....................................................18
PRINCIPAL UNDERWRITER........................................................18
ADDITIONAL TAX INFORMATION...................................................19
     Requirements for Qualification as a Regulated Investment Company........19
     Taxes on Distributions..................................................20
     Other Tax Considerations................................................20
PERFORMANCE..................................................................21
     Current, Effective and Tax-Equivalent Yields............................21
ADDITIONAL INFORMATION.......................................................22
APPENDIX A..................................................................A-1
APPENDIX B..................................................................B-2



                                                       24465

                              INVESTMENT POLICIES

FUNDAMENTAL INVESTMENT POLICIES

         Each Fund has adopted the fundamental investment restrictions set forth below which may not be changed without the vote of a majority of the Fund's outstanding shares, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Where necessary, an explanation beneath a fundamental policy describes a Fund's practices with respect to that policy, as allowed by current law. If the law governing a policy changes, the Fund's practices may change accordingly without a shareholder vote. Unless otherwise stated, all references to the assets of a Fund are in terms of current market value.

         1.  Diversification

         Each Fund may not make any investment that is inconsistent with its classification as a non-diversified investment company under the 1940 Act.

         Further Explanation of Diversification Policy:

         As a non-diversified investment company, the Funds are not subject to the limitations imposed on diversified investment companies under the 1940 Act, but it must meet other diversification requirements as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code of 1986 (the "Code"). Under the Code, a RIC is permitted to invest 50% of its total assets in two issuers (i.e., 25% each); the remaining 50% of its total assets must be diversified according to the 5% and 10% limits described above.

         2.  Concentration

         Each Fund may not concentrate its investments in the securities of issuers primarily engaged in any particular industry (other than securities that are issued or guaranteed by the U.S.
government or its agencies or instrumentalities).

         Further Explanation of Concentration Policy:

         Each Fund may not invest more than 25% of its total assets, taken at market value, in the securities of issuers primarily engaged in any particular industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

         3.  Issuing Senior Securities

         Except as permitted under the 1940 Act, each Fund may not issue senior securities.

         4.  Borrowing

         Each Fund may not borrow money, except to the extent permitted by applicable law.

         Further Explanation of Borrowing Policy:

                  Each Fund may borrow from banks in an amount up to 33 1/3% of its total assets, taken at market value. Each Fund may also borrow up to an additional 5% of its total assets from

                                                       24465
banks or others. Each Fund may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. Each Fund may not purchase securities while outstanding borrowings exceed 5% of its total assets except to exercise prior commitments and to exercise subscription rights (as defined in the 1940 Act) or enter into reverse repurchase agreements, in amounts up to 33 1/3 % of its total assets (including the amount borrowed). Each Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities. Each Fund may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

         5.  Underwriting

         Each Fund may not underwrite securities of other issuers, except insofar as each Fund may be deemed to be an underwriter in connection with the disposition of its portfolio securities.

         6.  Real Estate

         Each Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, each Fund may invest in (a) securities that are directly or indirectly secured by real estate, or (b) securities issued by issuers that invest in real estate.

         7.  Commodities

         Each Fund may not purchase or sell commodities or contracts on commodities, except to the extent that each Fund may engage in financial futures contracts and related options and currency contracts and related options and may otherwise do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act.

         8.  Lending

         Each Fund may not make loans to other persons, except that each Fund may lend its portfolio securities in accordance with applicable law. The acquisition of investment securities or other investment instruments shall not be deemed to be the making of a loan.

         Further Explanation of Lending Policy:

         To generate income and offset expenses, each Fund may lend portfolio securities to broker-dealers and other financial institutions in an amount up to 33 1/3% of its total assets, taken at market value. While securities are on loan, the borrower will pay each Fund any income accruing on the security. Each Fund may invest any collateral it receives in additional portfolio securities, such as U.S. Treasury notes, certificates of deposit, other high-grade, short-term obligations or interest bearing cash equivalents. Gains or losses in the market value of a security lent will affect each Fund and its shareholders.

         When a Fund lends its securities, it will require the borrower to give the Fund collateral in cash or government securities. Each Fund will require collateral in an amount equal to at least 100% of the current market value of the securities lent, including accrued interest. Each Fund has the right to call a loan and obtain the securities lent any time on notice of not more than five business days. Each Fund may pay reasonable fees in connection with such loans.


                                                       24465

         9.  Investments in Federally Tax-Exempt Securities

         Each Fund will, during periods of normal market conditions, invest its assets in accordance with applicable guidelines issued by the Securities and Exchange Commission ("SEC") or its staff concerning investment in tax-exempt securities for funds with the words tax-exempt, tax free or municipal in their names.

ADDITIONAL INFORMATION ON SECURITIES AND INVESTMENT
PRACTICES

         The investment objectives of each Fund and a description of the securities in which each Fund may invest are set forth in the Funds' prospectuses. The following expands upon the discussion in the prospectuses regarding certain investments of the Funds.

Municipal Securities

         The Fund will invest in municipal securities determined to present minimal credit risk and which are, at the time of acquisition, eligible securities pursuant to Rule 2a-7 under the 1940 Act, as amended. The Fund will also comply with the diversification requirements prescribed by Rule 2a-7. The Fund, under normal circumstances, invests its assets so that at least 80% of its annual interest income is exempt from federal income tax other than the alternative minimum tax.

         For the purpose of certain requirements under the 1940 Act and each Fund's various investment restrictions, identification of the "issuer" of a municipal security depends on the terms and conditions of the security. When the assets and revenues of a political subdivision are separate from those of the government which created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the non-governmental user, then the non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security and would be treated as an issue of the government or other agency.

         Municipal bonds may be categorized as "general obligation" or "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are secured by the net revenue derived from a particular facility or group of facilities or, in some cases, the proceeds of a special excise tax or other specific revenue source, but not by the general taxing power. Industrial development bonds are, in most cases, revenue bonds and do not generally carry the pledge of the credit of the issuing municipality or public authority.

Municipal Notes

         Municipal notes include, but are not limited to, tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and project notes. Notes sold as interim financing in anticipation of collection of taxes, a bond sale or receipt of other revenue are usually general obligations of the issuer. Project notes are issued by local housing authorities to finance urban renewal and public housing projects and are secured by the full faith and credit of the U.S.
government.


                                                       24465

Municipal Commercial Paper

         Municipal commercial paper is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. It is paid from the general revenues of the issuer or refinanced with additional issuances of commercial paper or long-term debt.

Municipal Leases

         Municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchases or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. These types of municipal leases may be considered illiquid and subject to the 10% limitation on investments in illiquid securities set forth under "Illiquid and Restricted Securities" contained herein. The Board of Trustees of the Trust under which each Fund operates may adopt guidelines and delegate to the Advisor (as defined below) the daily function of determining and monitoring the liquidity of municipal leases. In making such determination, the Board and the Advisor may consider such factors as the frequency of trades for the obligations, the number of dealers willing to purchase or sell the obligations, the number of other potential buyers and the nature of the marketplace for the obligations, including the time needed to dispose of the obligations and the method of soliciting offers. If the Board determines that any municipal leases are illiquid, such leases will be subject to the 10% limitation on investments in illiquid securities.

         As described in each Fund's prospectus, each Fund may, under limited circumstances, elect to invest in certain taxable securities and repurchase agreements with respect to those securities. A Fund will enter into repurchase agreements only with broker-dealers, domestic banks or recognized financial institutions which, in the opinion of the Fund's Advisor, present minimal credit risks. In the event of default by the seller under a repurchase agreement, a Fund may have problems in exercising its rights to the underlying securities and may incur costs and experience time delays in connection with the disposition of such securities. The Fund's Advisor will monitor the value of the underlying security at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the security always equals or exceeds the agreed upon repurchase price. Repurchase agreements may be considered to be loans under the 1940 Act, collateralized by the underlying securities.

Securities With Put Rights (Or "Stand-by Commitments")

         When a Fund purchases municipal obligations it may obtain the right to resell them, or "put" them, to the seller (a broker-dealer or bank) at an agreed-upon price within a specific period prior to their maturity date. The Fund does not limit the percentage of its assets that may be invested in securities with put rights.


24465
                                                         6

         The amount payable to a Fund by the seller upon its exercise of a put will normally be (i) the Fund's acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during the period the securities were owned by the Fund. Absent unusual circumstances, each Fund values the underlying securities at their amortized cost. Accordingly, the amount payable by a broker-dealer or bank during the time a put is exercisable will be substantially the same as the value of the underlying securities.

Investment Company Securities

         Securities of other investment companies may be acquired by a Fund to the extent permitted under the 1940 Act. These limits require that, as determined immediately after a purchase is made, (i) not more than 5% of a Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group, and
(iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. However, a Fund may invest all of its investable assets in securities of a single open-end management investment company with substantially the same fundamental investment objectives, polices and limitations as the Fund.

Repurchase Agreements

         A Fund may enter into repurchase agreements with entities that are registered U.S. government securities dealers, including member banks of the Federal Reserve System having at least $1 billion in assets, primary dealers in U.S. government securities or other financial institutions believed by the Fund's Advisor to be creditworthy. A repurchase agreement is an agreement by which a person (e.g., a Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or recognized securities dealer) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

         The Fund's custodian or a third party will take possession of the securities subject to repurchase agreements, and these securities will be marked to market daily. To the extent that the original seller does not repurchase the securities from a Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by a Fund might be delayed pending court action. A Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. A Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker-dealers, which are deemed by the Advisor to be creditworthy pursuant to guidelines established by the Trustees.



24465
                                                         7

Reverse Repurchase Agreements

         A Fund may also enter into reverse repurchase agreements. These transactions are similar to borrowing cash. In a reverse repurchase agreement, a Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future a Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate.

         The use of reverse repurchase agreements may enable a Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.

         When effecting reverse repurchase agreements, liquid assets of a Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and maintained until the transaction is settled.

Illiquid and Restricted Securities

         A Fund may not invest more than 10% of its net assets in securities that are illiquid. A security is illiquid when a Fund cannot dispose of it in the ordinary course of business within seven days at approximately the value at which the Fund has the investment on its books.

         A Fund may invest in "restricted" securities, i.e., securities subject to restrictions on resale under federal securities laws. Rule 144A under the Securities Act of 1933 ("Rule 144A") allows certain restricted securities to trade freely among qualified institutional investors. Since Rule 144A securities may have limited markets, the Board of Trustees will determine whether such securities should be considered illiquid for the purpose of determining a Fund's compliance with the limit on illiquid securities indicated above. In determining the liquidity of Rule 144A securities, the Trustees will consider: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades.

Short Sales

         Each Fund may not make short sales of securities or maintain a short position unless, at all times when a short position is open, it owns an equal amount of such securities or of securities which, without payment of any further consideration, are convertible into or exchangeable for securities of the same issue as, and equal in amount to, the securities sold short. Each Fund may effect a short sale in connection with an underwriting in which a Fund is a participant.

                           MANAGEMENT OF THE TRUST

         Set forth below are the Trustees and officers of the Trust and their principal occupations and some of their affiliations over the last five years. Unless otherwise indicated, the address for each Trustee and officer is 200 Berkeley Street, Boston, Massachusetts 02116. Each Trustee is also a Trustee of each of the other Trusts in the Evergreen Fund complex, other than Evergreen Variable Trust of which Messrs. Howell, Salton and Scofield are the only Trustees.

24465
                                                         8





Name                                 Position with Trust             Principal Occupations for Last Five Years
-------------------------------      --------------------------      -------------------------------------------------------------
Laurence B. Ashkin                   Trustee                         Real estate developer and construction consultant;
(DOB: 2/2/28)                                                        and President of Centrum Equities and Centrum
                                                                     Properties, Inc.
Charles A. Austin III                Trustee                         Investment Counselor to Appleton Partners, Inc.;
(DOB: 10/23/34)                                                      former Director, Executive Vice President and Treasurer,
                                                                     State Street Research & Management Company (investment advice);
                                                                     Director, The Andover Companies (Insurance); and Trustee,
                                                                     Arthritis Foundation of New England.
K. Dun Gifford                       Trustee                         Trustee, Treasurer and Chairman of the Finance Committee,
                                                                     Cambridge College; Chairman Emeritus and Director, American
                                                                     Institute of Food and Wine; Chairman and President, Oldways
                                                                     Preservation and Exchange Trust (education); former Chairman of  the  Board, Director, and Executive Vice President,
                                                                     The  London Harness  Company; former Managing Partner,
                                                                     Roscommon Capital Corp.; former Chief Executive Officer,
                                                                     Gifford Gifts of Fine Foods; and former Chairman, Gifford,
                                                                     Drescher  & Associates (environmental consulting).
James S. Howell                      Chairman of the                 Former Chairman of the Distribution Foundation for
(DOB: 8/13/24)                       Board of  Trustees              the Carolinas; and former Vice President of Lance
                                                                     Inc. (food manufacturing).
Leroy Keith, Jr.                     Trustee                         Chairman of the Board and Chief Executive Officer, Carson
                                                                     Products Company; Director of Phoenix Total Return Fund and
                                                                     Equifax, Inc.; Trustee of Phoenix Series Fund, Phoenix
                                                                     Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund;
                                                                     and former President, Morehouse College.
Gerald M. McDonnell                  Trustee                         Sales Representative with Nucor-Yamoto, Inc.
(DOB: 7/14/39)                                                       (steel producer).
Thomas L. McVerry                    Trustee                         Former Vice President and Director of Rexham
(DOB: 8/2/39)                                                        Corporation; and former Director of Carolina
                                                                     Cooperative Federal Credit Union.
William Walt Pettit                  Trustee                         Partner in the law firm of William Walt Pettit, P.A.
(DOB: 8/26/55)
David M. Richardson                  Trustee                         Vice Chair and former Executive Vice President,
(DOB: 9/14/41)                                                       DHR International, Inc. (executive recruitment);
                                                                     former Senior Vice President, Boyden International
                                                                     Inc. (executive recruitment); and Director,
                                                                     Commerce and Industry Association of New
                                                                     Jersey, 411 International, Inc., and J&M Cumming
                                                                     Paper Co.


24465
                                                         9




Name                                 Position with Trust             Principal Occupations for Last Five Years
-------------------------------      --------------------------      -------------------------------------------------------------
Russell A. Salton, III MD            Trustee                         Medical Director, U.S. Health Care/Aetna Health
(DOB: 6/2/47)                                                        Services; former Managed Health Care Consultant;
                                                                     and former President, Primary Physician Care.
Michael S. Scofield                  Trustee                         Attorney, Law Offices of Michael S. Scofield.
(DOB: 2/20/43)
Richard J. Shima                     Trustee                         Former Chairman, Environmental Warranty, Inc.
(DOB: 8/11/39)                                                       (insurance agency); Executive Consultant, Drake
                                                                     Beam Morin, Inc.(executive outplacement); Director of
                                                                     Connecticut Natural Gas Corporation, Hartford Hospital,
                                                                     Old State House Association, Middlesex Mutual Assurance
                                                                     Company, and Enhance Financial Services, Inc.; Chairman,
                                                                     Board of Trustees, Hartford Graduate Center; Trustee, Greater
                                                                     Hartford YMCA; former Director, Vice Chairman and Chief
                                                                     Investment Officer, The Travelers Corporation; former
                                                                     Trustee, Kingswood-Oxford School; and former Managing
                                                                     Director and Consultant, Russell Miller, Inc.
William J. Tomko*                    President and                   Senior Vice President and Operations Executive,
(DOB:8/30/58)                        Treasurer                       BISYS Fund Services.

Nimish S. Bhatt*                     Vice President and              Vice President, Tax, BISYS Fund Services; former
(DOB: 6/6/63)                        Assistant Treasurer             Assistant Vice President, Evergreen Asset
                                                                     Management Corp./First Union Bank; former Senior
                                                                     Tax Consulting/Acting Manager, Investment
                                                                     Companies Group, Price Waterhouse LLP, New
                                                                     York.

Bryan Haft*                          Vice President                  Team Leader, Fund Administration, BISYS Fund
(DOB: 1/23/65)                                                       Services.
Michael H. Koonce**                  Secretary                       Senior Vice President and Assistant General
(DOB: 4/20/60)                                                       Counsel, First Union Corporation; former Senior
                                                                     Vice President and General Counsel, Colonial
                                                                     Management Associates, Inc.
Maureen E. Towle**                   Assistant Secretary             Vice President and Counsel, First Union
(DOB: 4/2/66)                                                        Corporation; former Senior Paralegal, First Union
                                                                     Corporation; and former Paralegal, Keystone
                                                                     Investments, Inc.
Sally E. Ganem**                     Assistant Secretary             Vice President and Counsel, First Union
(DOB: 11/19/66)                                                      Corporation; former Compliance Officer, State
                                                                     Street Bank; and former First Line Manager, State Street Bank.

24465
                                                        10




Name                                 Position with Trust             Principal Occupations for Last Five Years
-------------------------------      --------------------------      -------------------------------------------------------------
Catherine F. Foley**                 Assistant Secretary             Vice President and Counsel, First Union
(DOB: 3/11/69)                                                       Corporation; former Associate, Sullivan And
                                                                     Worcester, LLP; and former Legal Product
                                                                     Manager, Boston Company Advisors, Inc.
Beth K. Werths**                     Assistant Secretary             Vice President and Counsel, First Union
(DOB: 10/21/68)                                                      Corporation; former Associate, Drinker Biddle &
                                                                     Reath LLP; and  former Counsel, Harrison-Richards,
                                                                     Inc.
Beth F. Marino**                     Assistant Secretary             Senior Legal Product Manager, First Union
(DOB: 11/27/52)                                                      Corporation; and former Senior Paralegal, Putnam
                                                                     Investments, Inc.

*Address: BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219-8001 **Address: Evergreen Funds, 200 Berkeley Street, Boston, MA 02116

Trustee Compensation

         Listed below is the compensation paid to Trustees for the fiscal year ended March 31, 1998.


                             Aggregate Compensation  Compensation from Trust
Trustee                          from the Funds         and Fund Complex
Laurence B. Ashkin                    $ 0                   $ 72,681
Charles A. Austin III                   0                   49,297(a)
K. Dun Gifford                          0                     46,061
James S. Howell                         0                   109,570(b)
Leroy Keith Jr.                         0                     46,461
Gerald M. McDonnell                     0                    94,500*
Thomas L. McVerry                       0                    96,805*
William Walt Pettit                     0                    86,613*
David M. Richardson                     0                     48,673
Russell A. Salton, III                  0                    95,031*
Michael S. Scofield                     0                     97,794
Richard J. Shima                        0                     67,325

(a) $7,395 of this amount payable in later years as deferred  compensation.
(b) $87,656 of this amount payable in later years as deferred compensation.
 *  Entire amount payable in later years as deferred compensation.

24465
                                                        11

                           PRINCIPAL HOLDERS OF FUND SHARES

         As of the date of this SAI, the officers and Trustees of the Trust owned as a group less than 1% of the outstanding Class A or Class Y shares, as applicable, of the Funds.

         As of the same date, no person, to the Fund's knowledge, owned beneficially or of record more than 5% of a class of the Funds' outstanding shares.

                       INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISOR

         The advisor to the Funds is the Capital Management Group ("the Advisor") of First Union National Bank ("FUNB"), 201 South College Street, Charlotte, North Carolina 28288-0630. FUNB is entitled to receive from each Fund an annual fee of 0.45% of the Fund's average daily net assets.

         The Advisor is a subsidiary of First Union Corporation ("First Union"), a bank holding company headquartered at 301 South College Street, Charlotte, North Carolina 28288-0630. First Union and its subsidiaries provide a broad range of financial services to individuals and businesses throughout the United States.

INVESTMENT ADVISORY AGREEMENTS

         On behalf of each of its Funds, the Trust has entered into an investment advisory agreement with the Advisor (the "Advisory Agreements"). Under the Advisory Agreements, and subject to the supervision of the Trust's Board of Trustees, the Advisor furnishes to the Funds investment advisory, management and administrative services, office facilities, and equipment in connection with its services for managing the investment and reinvestment of the Fund's assets. The Advisor pays for all of the expenses incurred in connection with the provision of its services. Each Fund pays for all charges and expenses, other than those specifically referred to as being borne by the Advisor, including, but not limited to: (1) custodian charges and expenses; (2) bookkeeping and auditors' charges and expenses; (3) transfer agent charges and expenses; (4) fees and expenses of Independent Trustees (Trustees who are not interested persons of a Fund, as defined in the 1940 Act); (5) brokerage commissions, brokers' fees and expenses; (6) issue and transfer taxes; (7) costs and expenses under the Distribution Plan (as applicable); (8) taxes and trust fees payable to governmental agencies; (9) the cost of share certificates; (10) fees and expenses of the registration and qualification of such Fund and its shares with the SEC or under state or other securities laws; (11) expenses of preparing, printing and mailing prospectuses, SAIs, notices, reports and proxy materials to shareholders of the Fund; (12) expenses of shareholders' and Trustees' meetings; (13) charges and expenses of legal counsel for the Fund and for the Independent Trustees of the Trust on matters relating to such Fund; (14) charges and expenses of filing annual and other reports with the SEC and other authorities; and (15) all extraordinary charges and expenses of such Fund.

         Each Advisory Agreement continues in effect for two years from its effective date and, thereafter, from year to year only if approved at least annually by the Board of Trustees of the Trust or by a vote of a majority of each Fund's outstanding shares. In either case, the terms of the Advisory Agreement and continuance thereof must be approved by the vote of a majority of the Independent Trustees cast in person at a meeting called for the purpose of voting on such approval.

24465
                                                        12

The Advisory Agreements may be terminated, without penalty, on 60 days' written notice by the Trust's Board of Trustees or by a vote of a majority of outstanding shares. Each Advisory Agreement will terminate automatically upon its "assignment" as that term is defined in the 1940 Act.

Transactions among Advisory Affiliates

         The Trust has adopted procedures pursuant to Rule 17a-7 under the 1940 Act ("Rule 17a-7 Procedures"). The Rule 17a-7 Procedures permit a Fund to buy or sell securities from another investment company for which a subsidiary of First Union is an investment advisor. The Rule 17a-7 Procedures also allow the Funds to buy or sell securities from other advisory clients for whom a subsidiary of First Union is an investment advisor. The Funds may engage in such transactions if they are equitable to each participant and consistent with each participant's investment objective.

DISTRIBUTOR

     Evergreen Distributor, Inc. (the "Distributor") markets the Funds through broker-dealers and other financial representatives. Its address is 125 West 55th Street, New York, NY 10019.

DISTRIBUTION PLANS AND AGREEMENTS

         Distribution fees are accrued daily and paid monthly on Class A shares of each Fund. The fees are charged as class expenses, as accrued.

         The National Association of Securities Dealers, Inc. ("NASD") limits the amount that a mutual fund may pay annually in distribution costs for sale of its shares and shareholder service fees. The NASD limits annual expenditures to 1.00% of the aggregate average daily net asset value of its shares, of which 0.75% may be used to pay such distribution costs and 0.25% may be used to pay shareholder service fees. The NASD also limits the aggregate amount that the Fund may pay for such distribution costs to 6.25% of gross share sales since the inception of the distribution plan, plus interest at the prime rate plus 1.00% on such amounts remaining unpaid from time to time.

         Under the Rule 12b-1 Distribution Plans that have been adopted by each Fund with respect to its Class A shares (each a "Plan" and collectively, the "Plans"), the Treasurer of each Fund reports the amounts expended under the Plans and the purposes for which such expenditures were made to the Trustees of the Trust for their review on a quarterly basis. Also, each Plan provides that the selection and nomination of the Independent Trustees are committed to the discretion of such Independent Trustees then in office.

         Each Advisor may from time to time and from its own funds or such other resources as may be permitted by rules of the SEC make payments for distribution services to the Distributor; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         Each Plan and Distribution Agreement will continue in effect for successive twelve-month periods provided, however, that such continuance is specifically approved at least annually by the Trustees of the Trust or by vote of the holders of a majority of the outstanding voting securities of that class and, in either case, by a majority of the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Plan or any agreement related thereto.

24465
                                                        13

         The Plans permit the payment of fees to brokers and others for distribution and shareholder-related administrative services and to broker-dealers, depository institutions, financial intermediaries and administrators for administrative services as to Class A shares. The Plans are designed to (i) stimulate brokers to provide distribution and administrative support services to each Fund and holders of such class A shares and (ii) stimulate administrators to render administrative support services to the Fund and holders of such class A shares. The administrative services are provided by a representative who has knowledge of the shareholder's particular circumstances and goals, and include, but are not limited to, providing office space, equipment, telephone facilities, and various personnel including clerical, supervisory, and computer, as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries regarding such Class A shares; assisting clients in changing dividend options, account designations, and addresses; and providing such other services as the Fund reasonably requests for its Class A shares.

         In the event that a Plan or Distribution Agreement is terminated or not continued, (i) no distribution fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Distributor with respect to that class or classes, and (ii) the Fund would not be obligated to pay the Distributor for any amounts expended under the Distribution Agreement not previously recovered by the Distributor from distribution services fees in respect of shares of such class or classes through deferred sales charges.

         All material amendments to any Plan or Distribution Agreement must be approved by a vote of the Trustees of the Trust or the holders of the Fund's outstanding voting securities, voting separately by class, and in either case, by a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval; and any Plan or Distribution Agreement may not be amended in order to increase materially the costs that a particular class of shares of a Fund may bear pursuant to the Plan or Distribution Agreement without the approval of a majority of the holders of the outstanding voting shares of the class affected. Any Plan or Distribution Agreement may be terminated (i) by a Fund without penalty at any time by a majority vote of the holders of the outstanding voting securities of the Fund, voting separately by class or by a majority vote of the Independent Trustees, or
(ii) by the Distributor. To terminate any Distribution Agreement, any party must give the other parties 60 days' written notice; to terminate a Plan only, the Fund need give no notice to the Distributor. Any Distribution Agreement will terminate automatically in the event of its assignment.

ADDITIONAL SERVICE PROVIDERS

Administrator

         Evergreen Investment Services, Inc. ("EIS") serves as administrator to the Funds subject to the supervision and control of the Trust's Board of Trustees. EIS provides the Funds with facilities, equipment and personnel and is entitled to receive a fee based on the aggregate average daily net assets of the Funds at a rate based on the total assets of all mutual funds administered by EIS for which any affiliate of FUNB serves as investment advisor. The fee paid to EIS is calculated in accordance with the following schedule: 0.050% on the first $7 billion; 0.035% on the next $3 billion; 0.030% on the next $5 billion; 0.020% on the next $10 billion; 0.015% on the next $5 billion and 0.010% on assets in excess of $30 billion.



24465
                                                        14

Transfer Agent

         Evergreen Service Company ("ESC"), a subsidiary of First Union, is the Funds' transfer agent. The transfer agent issues and redeems shares, pays dividends and performs other duties in connection with the maintenance of shareholder accounts. The transfer agent's address is 200 Berkeley Street, Boston, Massachusetts 02116.

Independent Auditors/Accountants

         KPMG Peat Marwick LLP, 99 High Street, Boston, Massachusetts 02110, audits the financial statements of the Funds.

Custodian

         State Street Bank and Trust Company is the Funds' custodian. The bank keeps custody of each Fund's securities and cash and performs other related duties. The custodian's address is P.O. Box 9021, Boston, Massachusetts 02205-9827.

Legal Counsel

     Sullivan & Worcester LLP provides legal advice to the Funds. Its address is 1025 Connecticut Avenue, N.W., Washington, D.C. 20036.

                                                     BROKERAGE

SELECTION OF BROKERS

         In effecting transactions in portfolio securities for each Fund, the Advisor seeks the best execution of orders at the most favorable prices. The Advisor determines whether a broker has provided each Fund with best execution and price in the execution of a securities transaction by evaluating, among other things, the broker's ability to execute large or potentially difficult transactions, and the financial strength and stability of the broker.

BROKERAGE COMMISSIONS

         Each Fund expects to buy and sell its fixed-income securities through principal transactions, that is, directly from the issuer or from an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. Usually, when a Fund buys a security from an underwriter, the purchase price will include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer's mark up or reflect a dealer's mark down. When a Fund executes transactions in the over-the-counter market, it will deal with primary market makers unless more favorable prices are otherwise obtainable.

GENERAL BROKERAGE POLICIES

         The Advisor makes investment decisions for each Fund independently from those of its other clients. It may frequently develop, however, that the Advisor will make the same investment

24465
                                                        15
decision for more than one client. Simultaneous transactions are inevitable when the same security is suitable for the investment objective of more than one account. When two or more of its clients are engaged in the purchase or sale of the same security, the Advisor will allocate the transactions according to a formula that is equitable to each of its clients. Although, in some cases, this system could have a detrimental effect on the price or volume of a Fund's securities, each Fund believes that in other cases its ability to participate in volume transactions will produce better executions. In order to take advantage of the availability of lower purchase prices, the Funds may occasionally participate in group bidding for the direct purchase from an issuer of certain securities.

         The Board of Trustees periodically reviews each Fund's brokerage policy. Because of the possibility of further regulatory developments affecting the securities exchanges and brokerage practices generally, the Board of Trustees may change, modify or eliminate any of the foregoing practices.

                             TRUST ORGANIZATION

FORM OF ORGANIZATION

         Each Fund is a series of an open-end management investment company, known as Evergreen Money Market Trust (the "Trust"). The Trust was formed as a Delaware business trust under an Agreement and Declaration of Trust on September 18, 1997 (the "Declaration of Trust"). A copy of the Declaration of Trust is on file at the SEC as an exhibit to the Trust's Registration Statement, of which this SAI is a part. This summary is qualified in its entirety by reference to the Declaration of Trust.

DESCRIPTION OF SHARES

         The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. Each share of each Fund represents an equal proportionate interest with each other share of that series and/or class. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series and/or class. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable.

VOTING RIGHTS

         Under the terms of the Declaration of Trust, the Trust is not required to hold annual meetings. At meetings called for the initial election of Trustees or to consider other matters, each share is entitled to one vote for each dollar of net asset value applicable to such share. Shares generally vote together as one class on all matters. Classes of shares of each Fund have equal voting rights. No amendment may be made to the Declaration of Trust that adversely affects any class of shares without the approval of a majority of the votes applicable to the shares of that class. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect 100% of the Trustees to be elected at a meeting and, in such event, the holders of the remaining shares voting will not be able to elect any Trustees.



24465
                                                        16

         After the initial meeting as described above, no further meetings of shareholders for the purpose of electing Trustees will be held, unless required by law, unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time, the Trustees then in office will call a shareholders' meeting for the election of Trustees.

LIMITATION OF TRUSTEES' LIABILITY

         The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.

                  PURCHASE, REDEMPTION AND PRICING OF SHARES

HOW THE FUNDS OFFER SHARES TO THE PUBLIC

         You may buy shares of a Fund through the Distributor, broker-dealers that have entered into special agreements with the Distributor or certain other financial institutions. Each Fund offers two classes of shares, that differ primarily with respect to sales charges and distribution fees. Depending upon the class of shares, you may pay a a 12b-1 fee when you buy Class A shares, or no sales charges at all.

PURCHASE ALTERNATIVES

         Class A Shares

         Each Fund offers Class A shares at net asset value without an initial sales charge. However, certain broker-dealers and other financial institutions may impose a fee in connection with Class A purchases of the Funds.

         Class Y Shares

         No contingent deferred sales charge ("CDSC") is imposed on the redemption of Class Y shares. Class Y shares are not offered to the general public and are available only to (1) persons who at or prior to December 31, 1994 owned shares in a mutual fund advised by Evergreen Asset Management Corp.,
(2) certain institutional investors and (3) investment advisory clients of FUNB, Evergreen Asset Management Corp. or their affiliates. Class Y shares are offered at net asset value without a front-end or back-end sales charge and do not bear any Rule 12b-1 distribution expenses.

EXCHANGES

         Investors may exchange shares of a Fund for shares of the same class of any other Evergreen fund, as described under the section entitled "Exchanges" in a Fund's prospectus. Before you make an exchange, you should read the prospectus of the Evergreen fund into which you want to exchange. The Trust's Board of Trustees reserves the right to discontinue, alter or limit the exchange privilege at any time.



24465
                                                        17

CALCULATION OF NET ASSET VALUE PER SHARE ("NAV")

         Each Fund computes its NAV twice daily on Monday through Friday, as described in the prospectus. A Fund will not compute its NAV on the day the following legal holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         The NAV of each Fund is calculated by dividing the value of a Fund's net assets attributable to that class by all of the shares issued for that class.

VALUATION OF PORTFOLIO SECURITIES

         The securities in a Fund's portfolio are valued on an amortized cost basis. Under this method of valuation, a security is intially valued at its acquisition cost, and thereafter a constant straight-line amortization of any discount or premium is assumed each day regardless of the impact of fluctuating interest rates on the market value of the security. The market value of the obligations in a Fund's portfolio can be expected to vary inversely to changes in prevailing rates. As a result, the market value of the obligations in a Fund's portfolio may vary from the value determined using the amortized cost method. Securities which are not rated are normally valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Other assets and securities for which no quotations are readily available are valued at the fair value as determined in good faith by the Trustees.

SHAREHOLDER SERVICES

         As described in the prospectus, a shareholder may elect to receive his or her dividends and capital gains distributions in cash instead of shares. However, ESC will automatically convert a shareholder's distribution option so that the shareholder reinvests all dividends and distributions in additional shares when it learns that the postal or other delivery service is unable to deliver checks or transaction confirmations to the shareholder's address of record. The Funds will hold the returned distribution or redemption proceeds in a non interest-bearing account in the shareholder's name until the shareholder updates his or her address. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

                             PRINCIPAL UNDERWRITER

         The Distributor is the principal underwriter for the Trust and with respect to each class of each Fund. The Trust has entered into a Principal Underwriting Agreement ("Underwriting Agreement") with the Distributor with respect to each class of each Fund. The Distributor is a subsidiary of The BISYS Group, Inc.

         The Distributor, as agent, has agreed to use its best efforts to find purchasers for the shares. The Distributor may retain and employ representatives to promote distribution of the shares and may obtain orders from broker-dealers, and others, acting as principals, for sales of shares to them. The Underwriting Agreement provides that the Distributor will bear the expense of preparing, printing, and distributing advertising and sales literature and prospectuses used by it.



24465
                                                        18

         All subscriptions and sales of shares by the Distributor are at the public offering price of the shares, which is determined in accordance with the provisions of the Trust's Declaration of Trust, By-Laws, current prospectuses and SAI. All orders are subject to acceptance by the Trust and the Trust reserves the right, in its sole discretion, to reject any order received. Under the Underwriting Agreement, the Trust is not liable to anyone for failure to accept any order.

         The Distributor has agreed that it will, in all respects, duly comply with all state and federal laws applicable to the sale of the shares. The Distributor has also agreed that it will indemnify and hold harmless the Trust and each person who has been, is, or may be a Trustee or officer of the Trust against expenses reasonably incurred by any of them in connection with any claim, action, suit, or proceeding to which any of them may be a party that arises out of or is alleged to arise out of any misrepresentation or omission to state a material fact on the part of the Distributor or any other person for whose acts the Distributor is responsible or is alleged to be responsible, unless such misrepresentation or omission was made in reliance upon written information furnished by the Trust.

         The Underwriting Agreement provides that it will remain in effect as long as its terms and continuance are approved annually (i) by a vote of a majority of the Trust's Independent Trustees, and (ii) by vote of a majority of the Trust's Trustees, in each case, cast in person at a meeting called for that purpose.

         The Underwriting Agreement may be terminated, without penalty, on 60 days' written notice by the Board of Trustees or by a vote of a majority of outstanding shares subject to such agreement. The Underwriting Agreement will terminate automatically upon its assignment, as defined in the 1940 Act.

         From time to time, if, in the Distributor's judgment, it could benefit the sales of shares, the Distributor may provide to selected broker-dealers promotional materials and selling aids, including, but not limited to, personal computers, related software, and data files.

                          ADDITIONAL TAX INFORMATION

REQUIREMENTS FOR QUALIFICATION AS A REGULATED
INVESTMENT COMPANY

         The Funds intend to qualify for and elect the tax treatment applicable to a RIC under Subchapter M of the Code. (Such qualification does not involve supervision of management or investment practices or policies by the Internal Revenue Service.) In order to qualify as a RIC, a Fund must, among other things,
(i) derive at least 90% of its gross income from dividends, interest, payments with respect to proceeds from securities loans, gains from the sale or other disposition of securities or foreign currencies and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of a Fund's total assets is represented by cash, U.S. government securities and other securities limited in respect of any one issuer, to an amount not greater than 5% of a Fund's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies). By so qualifying, a Fund is not subject to federal income tax if it timely distributes its investment company taxable income and any net realized capital gains. A 4% nondeductible excise tax will be imposed on a Fund to the extent it

24465
                                                        19
does not meet certain distribution requirements by the end of each calendar year. Each Fund anticipates meeting such distribution requirements.

TAXES ON DISTRIBUTIONS

         Distributions will be taxable to shareholders whether made in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share of a Fund on the reinvestment date.

         To calculate ordinary income for federal income tax purposes, shareholders must generally include dividends paid by the Fund from its investment company taxable income (net investment income plus net realized short-term capital gains, if any). Since none of a Fund's income will consist of corporate dividends, no distributions will qualify for the 70% corporate dividends received deduction.

         From time to time, each Fund will distribute the excess of its net long-term capital gains over its short-term capital losses to shareholders. For federal tax purposes, shareholders must include such distributions when calculating their long-term capital gains. Each Fund will inform its shareholders of the portion if any of a long-term capital gain distribution which is subject to tax at the maximum 20% rate and the portion if any of a long-term capital gain distribution which is subject to tax at the maximum 20% rate. Distributions of long-term capital gains are taxable as such to a shareholder, no matter how long the shareholder has held the shares.

         All distributions, whether received in shares or cash, must be reported by each shareholder on his or her federal income tax return. Each shareholder should consult his or her own tax advisor to determine the state and local tax implications of Fund distributions.

         Shareholders who fail to furnish their taxpayer identification numbers to a Fund and to certify as to its correctness and certain other shareholders may be subject to a 31% federal income tax backup withholding requirement on dividends, distributions of capital gains and certain redemption proceeds paid to them by the Fund. If the withholding provisions are applicable, any such dividends or capital gain distributions to these shareholders, whether taken in cash or reinvested in additional shares, and any redemption proceeds will be reduced by the amounts required to be withheld. Investors may wish to consult their own tax advisors about the applicability of the backup withholding provisions.

OTHER TAX CONSIDERATIONS

     The foregoing discussion relates solely to U.S. federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). It does not reflect the special tax consequences to certain taxpayers (e.g., banks, insurance companies, tax-exempt organizations and foreign persons). Shareholders are encouraged to consult their own tax advisors regarding specific questions relating to federal, state and local tax consequences of investing in shares of a Fund. Each shareholder who is not a U.S. person should consult his or her tax advisor regarding the U.S. and foreign tax consequences of ownership of shares of a Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under a tax treaty) on amounts treated as income from U.S. sources under the Code.


24465
                                                        20

                                 PERFORMANCE

CURRENT, EFFECTIVE AND TAX-EQUIVALENT YIELDS

         Each Fund may quote a "current yield" or "effective yield" from time to time. The current yield is an annualized yield based on the actual total return for a seven-day period. The effective yield is an annualized yield based on a compounding of the current yield. These yields are each computed by first determining the net change in account value for a hypothetical account having a share balance of one share at the beginning of a seven-day period (shown as "beginning account value" in the formula below), excluding capital changes. The net change in account value will generally equal the total dividends declared with respect to the account. The yields are then computed as follows:

         Current Yield = Beginning Account Value x 365/7

         Effective Yield = [(1 + Total Dividend for 7 days) 365/7]-1

         Each Fund may also quote a "tax-equivalent yield" from time to time, a tax-equivalent yield is calculated, reflecting the rate an investor would need to earn from a fully taxable investment to equal the yield the Fund would provide after federal taxes. The following formula is used:

         Tax-Equivalent Yield =  Effective Yield
                                 ----------------------------
                                 1 - Federal Tax Rate


         Yield fluctuations may reflect changes in a Fund's net investment income. Portfolio changes resulting from net purchases or net redemptions of the Fund's shares may also affect the yield. Accordingly, a Fund's yield may vary from day to day. The yield stated for a particular past period is not necessarily representative of its future yield. Since each Fund uses the amortized cost method of net asset value computation, it does not anticipate any change in yield resulting from unrealized gains or losses or unrealized appreciation or depreciation not reflected in the yield computation, or change in net asset value during the period used for computing yield. If any of these conditions should occur, yield quotations would be suspended. A Fund's yield is not guaranteed, and the principal is not insured.

         Yield information is useful in reviewing a Fund's performance, but because yields fluctuate, such information cannot necessarily be used to compare an investment in a Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that yield is a function of (1) the kind and quality of the instruments a Fund holds, (2) portfolio maturity, (3) operating expenses and (4) market conditions.

         In periods of declining interest rates, yields will tend to be somewhat higher than prevailing market rates. In periods of rising interest rates, yields will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the Fund's investments, thereby reducing the current yield of the Fund. In periods of rising interest rates, the opposite can be expected to occur.


24465
                                                        21

                               ADDITIONAL INFORMATION

         Except as otherwise stated in its prospectus or required by law, each Fund reserves the right to change the terms of the offer stated in its prospectus without shareholder approval, including the right to impose or change fees for services provided.

         No dealer, salesman or other person is authorized to give any information or to make any representation not contained in a Fund's prospectus, SAI or in supplemental sales literature issued by such Fund or the Distributor, and no person is entitled to rely on any information or representation not contained therein.

         Each Fund's prospectus and SAI omit certain information contained in the Trust's registration statement, which you may obtain for a fee from the SEC in Washington, D.C.


24465
                                                        22

                                   APPENDIX A

DESCRIPTION OF BOND RATINGS

Standard & Poor's Rating Services ("S&P").

         An S&P corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of credit worthiness may take into consideration obligors such as guarantors, insurers or lessees. The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

         The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with the ratings and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or due to other circumstances.

         The  ratings  are  based,   in  varying   degrees,   on  the  following
considerations:

         1. Likelihood of default-capacity and willingness of the obligor to make timely payment of interest and repayment of principal in accordance with the terms of the obligation.

         2. Nature of and provisions of the obligation.

         3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or their arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA - This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay any principal.

AA - Debt rated AA also qualifies as high quality debt obligations. Capacity to pay interest and repay principal is very strong and in the majority of instances it differs from AAA issues only in small degree.

A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on a balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.



24465
                                                        A-1

BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB - rating.

B - Debt rated B has greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC - Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC - The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1 - The rating C1 is reserved for income bonds on which no interest is being paid.

D - Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods; it will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

Plus (+) or Minus (-) - To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR - indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy. Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A and BBB, commonly known as "Investment Grade" ratings) are generally regarded as eligible for bank investment. In addition, the Legal Investment Laws of various states may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.


24465
                                                        A-2

Moody's Investors Service, Inc. ("Moody's").

         A brief description of the applicable Moody's rating symbols and their meanings follows:

Aaa - Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca - Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Duff & Phelps, Inc.: AAA - highest credit quality, with negligible risk factors; AA -- high credit quality, with strong protection factors and modest risk, which may vary very slightly from time to time because of economic conditions; A - average credit quality with adequate protection factors, but with greater and more variable risk factors in periods of economic stress. The indicators "+" and "-" to the AA and A categories indicate the relative position of credit within those rating

24465
                                                        A-3
categories.

Fitch IBCA, Inc.: AAA - highest credit quality, with an exceptionally strong ability to pay interest and repay principal; AA - very high credit quality, with very strong ability to pay interest and repay principal; A - high credit quality, considered strong as regards principal and interest protection, but may be more vulnerable to adverse changes in economic conditions and circumstances. The indicators "+" and "-" to the AA, A and BBB categories indicate the relative position of credit within those rating categories.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

         An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

o Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

o Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.) Note rating symbols are as follows:

o SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

o SP-2 Satisfactory capacity to pay principal and interest.

o SP-3 Speculative capacity to pay principal and interest.

Moody's Short-Term Loan Ratings - Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run.

Rating symbols and their meanings follow:

o MIG 1 - This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

o MIG 2 - This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

o MIG 3 - This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

o MIG 4 - This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

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                                                        A-4

COMMERCIAL PAPER RATINGS

Moody's:   Commercial  paper  rated  "Prime"  carries  the  smallest  degree  of investment risk. The modifiers 1, 2, and 3 are used to denote relative strength within this highest classification.

S&P: "A" is the highest commercial paper rating category utilized by S&P, which uses the numbers 1+, 1, 2 and 3 to denote relative strength within its "A" classification.

Duff & Phelps, Inc.: Duff 1 is the highest commercial paper rating category utilized by Duff & Phelps, which uses + or - to denote relative strength within this classification. Duff 2 represents good certainty of timely payment, with minimal risk factors. Duff 3 represents satisfactory protection factors, with risk factors larger and subject to more variation.

Fitch IBCA, Inc.: F-1+ -- denotes exceptionally strong credit quality given to issues regarded as having the strongest degree of assurance for timely payment; F-1 -- very strong, with only a slightly less degree of assurance for timely payment than F-1+; F-2 -- good credit quality, carrying a satisfactory degree of assurance for timely payment.

24465
                                                        A-5

                               APPENDIX B

RISK FACTORS RELATED TO INVESTMENTS IN FLORIDA AND NEW
JERSEY ISSUERS

EVERGREEN FLORIDA MUNICIPAL MONEY MARKET FUND

         The performance of the Florida Municipal Money Market Fund is susceptible to various statutory, political and economic factors unique to the State of Florida. The information summarized below describes some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on securities acquired by the Fund. Such information is derived from various public sources all of which are available to investors generally and which the Fund believes to be accurate.

State Economy

         General. Florida is the nation's fourth most populous state with an estimated population of 14,400,000 as of April 1, 1996. Only California, New York and Texas have populations larger than Florida. The State's population grew from 6,800,000 in 1970 to 12,900,000 in 1990 and to an estimated 14,400,000 in
1996. This represents an 11.4% growth since the 1990 Census. Florida's population is primarily an urban population with approximately 85% of its population located in urbanized areas. The University of Florida, Bureau of Economic and Business Research projects Florida's population will exceed 17,800,000 by April 1, 2010.

         Economic Condition and Outlook. The current Florida Economic Consensus Estimating Conference (February 28, 1997) forecast shows that the Florida economy is expected to grow at a moderate pace along with the nation, but will continue to outperform the U.S. as a whole as a result of relatively rapid population growth. Total non-farm employment is expected to increase 2.8% for fiscal year ("FY") 1997-98 fiscal year which began July 1, 1997. By the end of 1997-98, non-farm employment is expected to reach an average of 6.5 million. Trade and service employment, the two largest sectors, account for more than half of total non-farm employment. Florida's unemployment rate is forecasted at 5.1% for 1997, then to rise to 5.2% in 1998 and 5.3% in 1999. Payrolls are projected to increase 3.2% for 1997-98, 2.7% for 1998-99 and 2.5% for 1999-2000.

         Tourism is an important element of Florida's economy and the number of out-of-state visitors grew 5.2% during 1996, surpassing the 43 million visitor count for the first time. 1997 estimates project an increase of 1.7% or 720,000 visitors over 1996's record level.

Florida's Budget Process

         Balanced Budget Requirement. Florida's constitution requires an annual balanced budget. In addition, the constitution requires a Budget Stabilization Fund equal to 4% of the last fully completed fiscal year's net revenue collections for the General Revenue Fund for FY 1997-1998 and 5% for FY 1998-1999 and thereafter.

     State Revenue Limitations. On November 8, 1994, the citizens of Florida enacted a Constitutional Amendment on state revenue. This amendment provides that the rate of growth in state revenues is limited to no more than the growth rate in Florida personal income. Revenue

24465
                                                        B-1
growth  in  excess  of  the  limitation  is  to be  deposited  into  the  Budget
Stabilization Fund unless two-thirds of the members of both houses of the Legislature vote to raise the limit. The revenue limit is determined by multiplying the average annual growth rate in Florida personal income over the previous year.

         State revenues are defined as taxes, licenses, fees, and charges for services. Based on current estimates by the Revenue Estimating Conference, the maximum amount of state revenue permitted in FY 1997-98 is calculated at $22,619.9 million. The Revenue Estimating Conferences's projection of state revenues subject to the limitation for FY 1997-98 is $21,848.2 million, leaving excess capacity available under the limit of $771.7 million.

         Budget Stabilization Fund. The Budget Stabilization Fund was established in FY 1994-95 with an amount equal to 1 percent of the prior fiscal year's net revenue collections. This fund is scheduled to receive a higher percentage from the General Revenue Fund every fiscal year with a minimum of 5 percent by FY 1998-99. In the Governor's Recommended Budget, the Budget Stabilization Fund is required to be funded at 4 percent, or $586 million.

         Budget Process. Chapter 216, Florida Statutes ("FS"), promulgates the process used to develop the budget for the State of Florida. By September 1 of each year, the head of each State agency and the Chief Justice of the Supreme Court for the Judicial Branch submit a final annual legislative budget request to the Governor and Legislature. Then, at least 45 days before the scheduled annual legislative session in each year, the Governor, as Chief Budget Officer, submits his recommended budget to each legislator.

         The Governor also provides estimates of revenues sufficient to fund the recommended appropriations. Estimates for the General Revenue Fund, Budget Stabilization Fund and Working Capital Fund are made by the Revenue Estimating Conference. This group includes members of the executive and legislative branches with forecasting experience who develop official information regarding anticipated State and local government revenues as needed for the State budgeting process. In addition to the Revenue Estimating Conference, other consensus estimating conferences cover national and state economics, national and state demographics, the state public education system, criminal justice system, social services system, transportation planning and budgeting, the child welfare system, the juvenile justice system and the career education planning process.

         The Governor's recommended budget forms the basis of the appropriations bill. As amended and approved by the Legislature (subject to the line-item veto power of the Governor and override authority of the Legislature), this bill becomes the General Appropriations Act.

         The Governor and the Comptroller are responsible for detecting conditions which could lead to a deficit in any agency's funds and reporting that fact to the Administration Commission and the Chief Justice of the Supreme Court. The Constitution of the State, Article VII, Section 1(d), states, "Provision shall be made by law for raising sufficient revenue to defray the expenses of the State for each fiscal year."

         The Legislature is responsible for annually providing direction in the General Appropriations Act regarding the use of the Working Capital Fund to offset General Revenue Fund deficits. Absent any specific direction to the contrary, the Governor and the Chief Justice of the Supreme Court shall comply with guidelines provided in Section 216.221(5), FS, for reductions in the approved operating budgets of the executive branch and the judicial branch.



24465
                                                        B-2

         The State of Florida is progressing toward full implementation of a performance-based budgeting system. Chapter 216., FS, designates when each department will be phased into this new budgeting method. Some agencies are already subject to the performance-based budgeting standards and all agencies will be under this new system by the fiscal year ended June 30, 2002. With performance-based budgeting, a department receives a lump-sum appropriation from the Legislature for each designated program at the beginning of the year. The Governor for State agencies or the Chief Justice for the judicial branch is responsible for allocating the amounts among the traditional appropriation categories so that specified performance standards can be met. At any time during the year, the agency head or Chief Justice may transfer appropriations between categories within the performance-based program with no limit on the amount of the transfer in order for the designated program to accomplish its objectives. However, no transfer from any other budget entity may be made into the performance-based program, nor may any funds be transferred from the performance-based program to another budget entity, except pursuant to Section 216.77, FS

         Line Item Veto. Florida's Constitution grants the Governor the power to veto any specific appropriation in a general appropriation bill, but the Governor may not veto any qualification or restriction without also vetoing the appropriation to which it relates. A statement identifying the items vetoed and containing his or her objections thereto must be delivered to the appropriate house in which the bill originated, if in session, otherwise to the Secretary of State. The legislature may reconsider and reinstate the vetoed specific appropriation items by a two-thirds vote of each house.

         Revenues. The State accounts for its receipts using fund accounting. It has established the General Revenue Fund, the working Capital Fund and various other trust funds, which are maintained for the receipt of monies which under law or trust agreements must be maintained separately. The General Revenue Fund consists of all monies received by the State from every source whatsoever which are not allocable to the other funds. Major sources of tax revenues for the General Revenue Fund are the sales and use tax, the corporate income tax, and the intangible personal property tax, which are projected for FY 1997-98 to amount to 71%, 8% and 4%, respectively, of the total receipts of that fund. The Florida Constitution and its statutes mandate that the State budget as a whole and each separate fund within the State budget be kept in balance from currently available revenues for each fiscal year.

         Sales and Use Tax. The greatest single source of tax receipts in Florida is the sales and use tax, which is projected to amount to $11.0 billion for fiscal year 1997-98. The sales tax rate is 6% of the sales price of tangible personal property sold at retail in the state. The use tax rate is 6% of the cash price of fair market value of tangible personal property when it is not sold but is used, or stored for use, in the State. In other words, the use tax applies to the use of tangible personal property in Florida, which was purchased in another state but would have been subject to the sales tax if purchased in Florida. Approximately 10% of the sales tax is designated for local governments and is distributed to the respective counties in which collected for use by such counties and municipalities therein. In addition to this distribution, local governments may (by referendum) assess a 1% sales surtax within their county. Proceeds from this local option sales surtax can be earmarked for funding county wide bus and rapid transit systems, local infrastructure construction and maintenance, medical care for indigents and capital projects for county school districts as set forth in Section 212.055(2), of the Florida Statutes.

         The two taxes, sales and use, stand as complements to each other, and taken together provide a uniform tax upon either the sale at retail or the use of all tangible personal property irrespective of where it may have been purchased. The sales tax also includes a levy on the following: (1) rentals on tangible personal property and accommodations in hotels, motels, some

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apartments,  offices,  real estate,  parking and storage places in parking lots, garages and marinas for motor vehicles or boats; (ii) admissions to places of amusements, most sports and recreation events; (iii) utilities, except those used in homes; and (iv) restaurant meals and expendables used in radio and television broadcasting. Exemptions include: groceries; medicines; hospital rooms and meals; seeds, feeds, fertilizers and farm crop protection materials; purchases by religious, charitable and educational nonprofit institutions; professional services, insurance and certain personal service transaction; newspapers; apartments used as permanent dwellings; and kindergarten through community college athletic contests or amateur plays.

         Other State Taxes. Other taxes which Florida levies include the motor fuel tax, intangible property tax, documentary stamp tax, gross receipts utilities tax and severance tax on the production of oil and gas and the mining of solid minerals, such as phosphate and sulfur.

         Government  Debt.  Florida  maintains a high bond  rating from  Moody's
(Aa), S&P (AA) and Fitch. (AA) on all State general obligation bonds. Outstanding general obligations bonds have been issued to finance capital outlay for educational projects of local school districts, community colleges and state universities, environmental protection and highway construction.

         Numerous government units, counties, cities, school districts and special taxing districts, issue general obligation bonds backed by their taxing power. State and local government units may issue revenue obligations, which are supported by the revenues generated from the particular projects or enterprises. Examples include obligations issued to finance the construction of water and sewer systems, health care facilities and educational facilities. In some cases, sewer or water revenue obligations are issued to finance the construction of water and sewer systems, health care facilities and educational facilities. In some cases, sewer or water revenue obligations may be additionally secured by the full faith and credit of the State.

         Florida's Constitution generally limits State bonds pledging the full faith and credit of the State, to those necessary to finance or refinance the cost of state fixed capital outlay projects authorized by law, and then only upon approval by a vote of the electors. The state constitution further limits the total outstanding principal of such bonds to no more than 50% of the total tax revenues of the State for the two preceding fiscal years, excluding any tax revenues held in trust. Exceptions to the requirement for voter approval are:
(i) bonds issued for pollution control and abatement and solid waste disposal facilities and other water facilities authorized by general law and operated by State or local governmental agencies; and (ii) bonds issued to finance or refinance the cost of acquiring real property or rights thereto for State roads as defined by law, or to finance or refinance the cost of State bridge construction.

         State revenue bonds may be issued without a vote of the electors to finance or refinance the cost of State fixed capital outlay projects authorized by law, as long as they are payable solely from funds derived directly from sources other than State tax revenues. Revenue bonds may be issued to establish a student loan fund, as well as to finance or refinance housing and related facilities so long as repayments come solely from revenues derived from the fund or projects so financed. The state constitution imposes no limit on the principal amount of revenue bonds which may be issued by the State on and Local Governmental Agency. Local Governmental Agencies, such as counties, school boards or municipalities may issue bonds, certificates of indebtedness or any form of tax anticipation certificate, payable from ad valorem taxes and maturing more than 12 months from the date of issuance only: (i) to finance or refinance capital projects authorized by law, and only when approved by a vote of the electors who are property owners living within boundaries of the agency. Generally, ad valorem taxes levied by a Local Governmental Agency may not exceed 10 mills on the value of real estate and tangible personal property unless approved by the electors. Local Governmental Agencies may issue revenue bonds to finance or refinance the

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cost of capital  projects for airports or port  facilities or for  industrial or manufacturing plants, without the vote of electors, so long as the revenue bonds are payable solely from revenues derived from the projects.

         Other Factors. The performance of the obligations issued by Florida, its municipalities, subdivisions and instrumentalities are in part tied to state-wide, regional and local conditions within Florida. Adverse changes to state-wide, regional or local economies may adversely affect the creditworthiness of Florida municipal bond issuers. Also, some revenue obligations may be issued to finance construction of capital projects which are leased to nongovernmental entities. Adverse economic conditions might affect those lessees' ability to meet their obligations to the respective governmental authority which in turn might jeopardize the repayment of the principal of, or the interest on, the revenue obligations.

Litigation

         Due to its size and broad range of activities, the State is involved in numerous routine legal actions. The ultimate disposition and fiscal consequences of these lawsuits are not presently determinable; however, according to the departments involved, the results of such litigation pending or anticipated will not materially affect the State of Florida's financial position. The information disclosed in this Litigation Section has been deemed material by the Florida Auditor General and has been derived from information disclosed in the Florida Comptroller's Annual Report dated January 1, 1997. No assurance can be made that other litigation has not been filed or is not pending which may have a material impact of the State's financial position.

A.       Coastal Petroleum v. State of Florida

         Case No. 90-3195, 2nd Judicial Circuit. This is an inverse condemnation case claiming that the action of the Trustees and Legislature constitute a taking of Coastal's leases for which compensation is due. The Circuit judge granted the State's motion for summary judgment finding that as a matter of law, the State had not deprived Coastal of any royalty they might have. Coastal appealed to the First District Court of Appeals, but the case was remanded to Circuit Court for trial. On August 6, 1996, final judgment was made in favor of the State; however, Coastal has appealed the judgment to the First District Court of Appeals.

B. Florida Department of Transportation v. 745 Property Investments, CSX Transportation, Inc. and Continental Equities

         Case No. 94-17739 CA 27, Dade County Circuit Court. This cases involves the Florida Department of Transportation (FDOT) and CSX Transportation, Inc. FDOT has filed an action against the adjoining property owners seeking a declaratory judgment from the Dade County Circuit Court that the Department is not the owner of the property that is subject to a claim by the U.S. Environmental Protection Agency (EPA). The case was dismissed and FDOT's appeal of the order of dismissal is pending in the Third District Court of Appeal.

         The EPA is seeking clean-up costs, pursuant to the Comprehensive Environmental Response Compensation and Liability Act, regarding property which the EPA alleges is owned by the FDOT (and formerly owned by CSX Transportation, Inc.). The EPA has agreed to await the outcome of the Department's declaratory action before proceeding further. If the Department is unsuccessful in its actions, the possible clean-up costs could exceed $25 million.



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C.       Jenkins v. Florida Department of Health and Rehabilitative Services

         Case No. 79-102-CIV-J-16, United States District Court. This is a class action suit on behalf of clients of residential placement for the developmentally disabled seeking refunds for services where children were entitled to free education under the Education for Handicapped Act. The district court held that the State could not charge maintenance fees for children between the ages of 5 and 17 based on the Education for Handicapped Act. The State's potential cost of refunding these charges could exceed $42 million. However, there are no active negotiations going on with regard to this matter.

D. Nathan M. Hameroff, M.D., et. al. v. Agency for Health Care Administration, et. al.

         Case No. 95-5036, Leon County Circuit Court. The plaintiffs challenge the constitutionality of the Public Medical Assistance Trust Fund (PMATF) annual assessment on net operating revenue of free-standing out-patient facilities offering sophisticated radiology services. A trial has not been scheduled. Plaintiff filed a Notice of Pendency of Class Action on July 29, 1997. If the State is unsuccessful in its actions, the potential refund liability could amount to approximately $70 million.

E.       Walden v. Department of Corrections

         Case No. 95-40357-WS (USDC N.D. Fla.) This action is brought by one captain and one lieutenant in the Department of Corrections seeking declaratory judgment that they (and potentially 700 similarly situated others) are not exempt employees under the Fair Labor Standards Act (FLSA) and, therefore, are entitled to overtime compensation at a rate of not less than one and one-half times their regular rate of pay for overtime hours worked since April 1, 1992, forward and including liquidated damages. The U.S. District Court for the Northern District of Florida entered an order dismissing the case for lack of jurisdiction on June 24, 1996. Plaintiffs filed a lawsuit against the Department (Case No. 96-3955) in July 1996 at the State level (Circuit Court, Second Judicial Circuit), making the same allegations at that level which plaintiffs previously made before the U.S. District Court for the Northern District of Florida. On December 20, 1996, that Court determined that it has jurisdiction over the FLSA claim. Plaintiffs have filed a notice of hearing for October 28, 1997.

EVERGREEN NEW JERSEY MUNICIPAL MONEY MARKET FUND

New Jersey Municipal Securities

         The financial condition of the State of New Jersey, its public authorities (the "Authorities") and its local governments, could affect the market values and marketability of, and therefore the net asset value per share and the interest income of New JerseyMunicipal Money Market Fund, or result in the default of existing obligations, including obligations which may be held by the Fund. The following section provides only a brief summary of the complex factors affecting the financial situation in New Jersey and is based on information obtained from New Jersey, certain of its Authorities and certain other localities, as publicly available on the date of this Statement of Additional Information. The information contained in such publicly available documents has not been independently verified. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of New Jersey, and that there is no obligation on the part of New Jersey to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by New Jersey.



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Economic Factors

         New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,077 people per square mile, it is the most densely populated of all the states. The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation across the Delaware River from Philadelphia augment the air, land and water transportation complex which has influenced much of the State's economy. The State's central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make the State an attractive location for corporate headquarters and international business offices. According to the United States Bureau of the Census, the population of New Jersey was 7,170,000 in 1970, 7,365,000 in 1980, 7,730,000 in 1990 and 7,988,000 in 1996.
Historically, New Jersey's average per capita income has been well above the national average, and in 1996 the State ranked second among the states in per capita personal income ($31,053).

         While New Jersey's economy continued to expand during the late 1980s, the level of growth slowed considerably after 1987. By the beginning of the national recession in July 1990 (according to the National Bureau of Economic Research), construction activity had already been declining in New Jersey for nearly two years, growth had tapered off markedly in the service sectors and the long-term downward trend of factory employment had accelerated, partly because of a leveling off of industrial demand nationally. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing, as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities and trucking and warehousing. The net effect was a decline in the State's total nonfarm wage and salary employment from a peak of 3,689,800 in 1989 to a low of 3,457,900 in 1992. This loss has been followed by an employment gain of 255,600 from May 1992 to June 1997, a recovery of 97.5% of the jobs lost during the recession. In July 1991, S&P lowered the State's general obligation bond rating from AAA to AA+.

         Reflecting the downturn, the rate of unemployment in the State rose from a low of 3.6% during the first quarter of 1989 to a recessionary peak of 8.5% during 1992. Since then, the unemployment rate fell to 6.2% during 1996 and 5.5% for the six month period from January 1997 through June 1997.

         For the recovery period as a whole, May 1992 to June 1997, service-producing employment in New Jersey has expanded by 283,500 jobs. Hiring has been reported by food stores, wholesale distributors, trucking and warehousing firms, security and commodity brokers, business and engineering/management service firms, hotels/hotel-casinos, social service agencies and health care providers other than hospitals. Employment growth was particularly strong in business services and its personnel supply component with increases of 17,300 and 7,500, respectively, in the 12-month period ending June 1997.

         In the manufacturing sector, employment losses slowed between 1992 and 1994. After an average annual job loss of 33,500 from 1989 through 1992, New Jersey's factory job losses fell to 13,300 during 1993 and 7,300 during 1994. During 1995 and 1996, however, manufacturing job losses increased slightly to 10,100 and 13,900 respectively, reflecting a slowdown in national manufacturing production activity. While experiencing growth in the number of production workers in 1994, the number declined in 1995 at the same time that managerial and office staff were also reduced as part of nationwide downsizing. Through August 1996, layoffs of white collar workers

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and corporate downsizing appear to be abating.

         Conditions have slowly improved in the construction industry, where employment has risen by 18,600 since its low in May 1992. Between 1992 and 1996, this sector's hiring rebound was driven primarily by increased homebuilding and nonresidential projects. During 1996 and the first five months of 1997, public works projects and homebuilding became the growth segments while nonresidential construction lessened but remained positive.

State Finances

         The State  operates on a fiscal year  beginning  July 1 and ending June
30. For example, "Fiscal Year 1999" refers to the State's fiscal year beginning July 1, 1998 and ending June 30, 1999.

         The General Fund is the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from taxes and unrestricted by statute, most federal revenue and certain miscellaneous revenue items are recorded in the General Fund. The appropriations act provides the basic framework for the operation of the General Fund. Undesignated Fund Balances are available for appropriation in succeeding fiscal years. There have been positive Undesignated Fund Balances in the General Fund at the end of each year since the State Constitution was adopted in 1947. The estimates for Fiscal Year 1998 and Fiscal Year 1999 reflect the amounts contained in the Governor's Fiscal Year 1999 Budget Message delivered on February 10, 1998.

         In Fiscal Years 1996 and 1997, the actual General Fund balances were $442.0 million and $280.5 million, respectively, and total Undesignated Fund Balances were $882.2 million and $1,106.4 million. For Fiscal Years 1998 and 1999 General Fund balances are estimated to be $268.7 million and $144.0 million, respectively, and total Undesignated Fund Balances are estimated to be $1,021.3 million and $6750.0 million.

Fiscal Years 1998 and 1999 State Revenue Estimates

         Sales and Use Tax. The revised estimate forecasts Sales and Use tax collections for Fiscal Year 1998 as $4,720.0 million, a 6.9% increase from the Fiscal Year 1997 revenue. The Fiscal Year 1999 estimate of $4,928.0 million, is a 4.4% increase from the Fiscal Year 1998 estimate.

         Gross Income Tax. The revised estimate forecasts Gross Income Tax collections for Fiscal Year 1998 of $5,340.0 million, a 10.7% increase from Fiscal Year 1997 revenue. The Fiscal Year 1999 estimate of $5,860.0 million, is a 9.7% increase from the Fiscal Year 1998 estimate. Included in the Fiscal Year 1998 estimate and the Fiscal Year 1999 estimate is the enactment of a property tax deduction, to be phased in over a three-year period, permitting a deduction by resident taxpayers against gross income tax of a percentage of their property taxes.

         Corporation Business Tax. The revised estimate forecasts Corporation Business Tax collection for Fiscal Year 1998 as $1,315.1 million, a 2.2% decrease from Fiscal Year 1997 revenue. The Fiscal Year 1999 estimate of $1,431.0 million, is an 8.8% increase from the Fiscal Year 1998 estimate.

     General Considerations. Estimated receipts from State taxes and revenues, including the three principal taxes set forth above, are forecasts based on the best information available at the

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


time of such forecasts. Changes in economic activity in the State and the nation, consumption of durable goods, corporate financial performance and other factors that are difficult to predict may result in actual collections being more or less than forecasted.

         Should revenues be less than the amount anticipated in the budget for a fiscal year, the Governor may, pursuant to statutory authority, prevent any expenditure under any appropriation. There are additional means by which the Governor may ensure that the State is operated efficiently and does not incur a deficit. No supplemental appropriation may be enacted after adoption of an appropriations act except where there are sufficient revenues on hand or anticipated, as certified by the Governor, to meet such appropriation. In the past when actual revenues have been less than the amount anticipated in the budget, the Governor has exercised her plenary powers leading to, among other actions, implementation of a hiring freeze for all State departments and the discontinuation of programs for which appropriations were budgeted but not yet spent. Under the State Constitution, no general appropriations law or other law appropriating money for any State purpose may be enacted if the amount of money appropriated therein, together with all other prior appropriations made for the same fiscal year, exceeds the total amount of revenue on hand and anticipated to be available for such fiscal year, as certified by the Governor.


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